[AIM LOGO APPEARS HERE]          THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM FLOATING RATE FUND

PROSPECTUS
MAY 3, 1999

This Prospectus contains information about AIM FLOATING RATE FUND (the "Fund"), a continuously offered, non-diversified, closed-end management investment company. The Fund invests all of its investable assets in Floating Rate Portfolio (the "Portfolio"), a separate, non-diversified, closed-end management investment company that has the same investment objective as the Fund. The investment objective of the Fund and the Portfolio is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by its investment manager, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc. (the "Sub-advisor"). The Portfolio invests primarily in assignments of, or participations in, Corporate Loans made by banks and other financial institutions and Corporate Debt Securities. The Corporate Loans and Corporate Debt Securities are expected to pay interest at rates that float or reset at a margin above a generally recognized base lending rate such as the London InterBank Offered Rate ("LIBOR") or the prime rate of a designated U.S. bank. The investment objective of the Fund may not be achieved.

Shares of Common Stock of the Fund are continuously offered at a price equal to the next determined net asset value per share without a front-end sales charge. The minimum initial purchase is $500, and the minimum subsequent purchase is $50.

No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund currently intends to consider making tender offers on a quarterly basis to repurchase all or a portion of the Common Stock of the Fund from stockholders at the net asset value per share. See "Tender Offers." Shares of Common Stock held for less than four years and repurchased by the Fund pursuant to tender offers are subject to an "Early Withdrawal Charge" of up to 3.0% of the original purchase amount for such Common Stock. See "Early Withdrawal Charge."

Investing in the Common Stock of the Fund involves risks, including fluctuations in value, and there is a risk that you could lose a portion or all of your money. The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Fund is authorized to borrow money to finance tender offers or for temporary, extraordinary or emergency purposes. While it has no current intention of doing so, the fund may also borrow money to finance additional investments. The leverage created by borrowing money to finance additional investments results in certain risks for holders of Common Stock, including the risk of higher volatility of the net asset value of the Common Stock. See "Special Considerations and Risk
Factors -- Effects of Leverage."

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. Please read it before investing and keep it for future reference. Additional information concerning the Fund may be obtained by writing to the Fund at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1-800-347-4246. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                                      PRICE TO       SALES       PROCEEDS
                                                     PUBLIC(1)      LOAD(2)     TO FUND(3)
                                                    ------------    -------    ------------
Per Share.........................................  $       9.82     None      $       9.82
Total.............................................  $294,600,000     None      $294,600,000
-------------------------------------------------------------------------------------------

---------------
  (1) The Common Stock is offered at a price equal to net asset value, which at the date of this Prospectus is $9.82 per share.

  (2) A I M Distributors, Inc., the Fund's distributor, will pay all sales commissions to selected dealers from its own resources.

  (3) Assuming the sale of all shares of Common Stock registered hereby.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
SUMMARY................................    2
THE FUND...............................    4
  Table of Fees and Expenses...........    4
  Financial Highlights.................    5
  Use of Proceeds......................    5
  Investment Objective and Policies....    6
  Investment Restrictions..............   13
  Special Considerations and Risk
     Factors...........................   13
  Purchase of Shares...................   17
  Tender Offers........................   18
  Early Withdrawal Charge..............   19
  Management...........................   20

                                         PAGE
                                         ----
  Directors and Executive Officers.....   21
  Portfolio Transactions...............   22
  Dividends and Other Distributions....   23
  Taxes................................   24
  Dividend Reinvestment Plan...........   26
  Automatic Investment Plan............   27
  Exchange Privilege...................   27
  Determination of Net Asset Value.....   27
  Description of Capital Stock.........   28
  Performance Information..............   29
OTHER INFORMATION......................   29
APPENDIX A.............................  A-1

                                    SUMMARY
--------------------------------------------------------------------------------

  THE FUND. AIM Floating Rate Fund (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. See "The Fund."

  THE PORTFOLIO. Floating Rate Portfolio (the "Portfolio") is a non-diversified, closed-end management investment company. See "Special Considerations and Risk Factors -- Fund/Portfolio Investment Structure."

  THE OFFERING. The Fund offers its Common Stock at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to a front-end sales charge. The minimum initial purchase is $500, and the minimum subsequent purchase is $50, except that the minimum initial purchase is $250 for certain retirement accounts. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.

  INVESTMENT OBJECTIVE AND POLICIES. The investment objective of the Fund and the Portfolio is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by the Portfolio's investment manager, A I M Advisors, Inc. ("AIM") and its sub-advisor, INVESCO Senior Secured Management, Inc. (the "Sub-advisor").

  The Fund invests all of its investable assets in the Portfolio. Under normal market conditions, the Portfolio in turn invests primarily in Corporate Loans and Corporate Debt Securities made to or issued by U.S. or non-U.S. companies ("Borrowers"). These Corporate Loans and Corporate Debt Securities (i) have variable rates which adjust to a base rate, such as the London InterBank Offered Rate ("LIBOR") on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the prime rate ("Prime Rate") of a designated U.S. bank.

  In general, the net asset value of an investment company that invests primarily in fixed-income securities changes in response to fluctuations in the general level of interest rates. Funds that invest in floating rate and variable rate securities are generally less affected by interest rate changes. Because the Portfolio consists primarily of floating rate and variable rate Corporate Loans and Corporate Debt Securities, the Sub-advisor expects the value of the Portfolio to fluctuate less in response to interest rate changes than would a portfolio of fixed-rate obligations. However, because interest rates are constantly changing, and the interest rates on the floating and variable rate securities in which the Portfolio invests are only reset periodically, the Portfolio's, and thus the Fund's, net asset value may fluctuate.

  SPECIAL CONSIDERATION AND RISK FACTORS. The Corporate Loans and Corporate Debt Securities in which the Portfolio may invest are subject to the risk of nonpayment of scheduled interest or principal payments. If a nonpayment or default occurs, the Portfolio may experience a decline in the value of such obligations, resulting in a decline in the net asset value of the Fund's shares of Common Stock.

  The Corporate Loans and Corporate Debt Securities in which the Portfolio invests consist primarily of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally or to finance a capital restructuring. A significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions that are subject to greater credit risks, including a greater possibility of default or bankruptcy of the Borrower.

  Each of the Fund and the Portfolio may borrow money to finance tender offers, for temporary or emergency purposes, or to finance additional investments. Money raised through borrowing will be subject to interest costs which may or may not exceed the interest on any assets purchased.

  INVESTMENT MANAGERS. The Portfolio is managed by AIM and the Sub-Advisor. AIM and the Sub-advisor and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-advisor are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its subsidiaries, currently advises or manages over 110 investment portfolios.

  The Sub-advisor determines the investment composition of the Portfolio, places all orders for the purchase and sale of securities and for other transactions, and oversees the settlement of the Portfolio's securities and other transactions. The Sub-advisor has appointed INVESCO (NY), Inc. ("INVESCO (NY)") as the investment sub-sub-advisor with respect to certain of the assets of the Portfolio. See "Management."

  ADMINISTRATOR. AIM provides administrative services to the Fund and the Portfolio. These include, among other things, furnishing officers and office space, preparing or assisting in preparing materials for stockholders and regulatory bodies and overseeing the provision of accounting services. AIM has appointed INVESCO (NY) as the Fund's sub-administrator.

  DISTRIBUTIONS. The Fund distributes substantially all of its net investment income to holders of Common Stock by declaring dividends daily and paying them monthly. Substantially all net capital gains, if any, are distributed at least annually to holders of Common Stock. See "Dividends and Other Distributions." Under the Fund's Dividend Reinvestment Plan (the "Plan"), each stockholder is assumed to have elected, unless the stockholder instructs otherwise in writing, to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of Common Stock. See "Dividend Reinvestment Plan."

  TENDER OFFERS. The Fund's Common Stock is not listed on any exchange and it is not anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to consider each quarter making tender offers (each, a "Tender Offer") to repurchase all or a portion of the Common Stock of the Fund from stockholders. The Common Stock will be purchased in these Tender Offers at the net asset value per share determined at the close of business on the day a Tender Offer terminates. The Board is under no obligation to authorize the making of a Tender Offer and no assurance can be given that in any particular quarter a Tender Offer will be made. If a Tender Offer is not made, stockholders may be unable to sell their shares. Shares of Common Stock that have been held for less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered. See "Tender Offers" and "Early Withdrawal Charge."

  No secondary market currently exists for the Fund's Common Stock, and the Fund does not expect a secondary market to develop. Moreover, A I M Distributors, Inc. ("AIM Distributors" or the "Distributor") and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to repurchase its Common Stock. Because of the lack of a secondary market and the early withdrawal charge, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. See "Special Considerations and Risk Factors."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION IS A SERVICE MARK OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

Stockholder Transaction Expenses
  Sales Load (as a percentage of offering price)............  None
  Dividend Reinvestment Plan Fees...........................  None
  Maximum Early Withdrawal Charge(1)........................  3.00%
Annual Fund and Allocated Portfolio Operating Expenses (as a
  percentage of net assets attributable to Common Stock)(2)
  Investment Management and Administrative Fee..............  0.95%
  Administrative Fee(2).....................................  0.25%
  Other Expenses (after reimbursement)(3)...................  0.30%
                                                              ----
          Total Annual Operating Expenses (after
          reimbursement)....................................  1.50%
                                                              ====

---------------

(1)Calculated based on the lesser of the then current net asset value or the original price of the shares being tendered. The maximum early withdrawal charge applies to shares sold to the Fund pursuant to a Tender Offer during the first year after purchase; the early withdrawal charge declines annually thereafter, reaching zero after four years. See "Early Withdrawal Charge."

(2)See "Management" for additional information.

(3)"Other Expenses," which include transfer agency, custodial, audit and legal fees, reflect the commitment of AIM to reimburse Fund expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) over 1.50% annually. Without such reimbursement, "Other Expenses" and "Total Annual Operating Expenses" would be approximately 1.32% and 2.52%, respectively. See "Management."

  EXAMPLE. The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund and the Portfolio of operating expenses at the levels set forth in the above table.

  An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming (i) a 5% annual return and (ii) reinvestment of all dividends and other distributions at net asset value:

                                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                   -------   --------   --------   ---------
Assuming no tender of Common Stock...............    $15       $47        $82        $179
Assuming tender and repurchase of Common Stock on
  last day of period and imposition of maximum
  applicable Early Withdrawal Charge.............    $45       $67        $82        $179

  This Example assumes that the percentage amounts listed under Total Annual Operating Expenses remain the same in the years shown, except, as to "10 Years," for the completion of organizational expense amortization over a five year period. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Plan may receive shares of the Common Stock obtained at or based on the market price in effect at the time, which may be at, above or below net asset value.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements. The financial statements and notes for the fiscal years or periods noted, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon also is included in the financial statements attached to this prospectus.

                                                                                MAY 1, 1997
                                                                               (COMMENCEMENT
                                                              DECEMBER 31,   OF OPERATIONS) TO
                                                                  1998       DECEMBER 31, 1997
                                                              ------------   -----------------
Per Share Operating Performance:
  Net asset value, beginning of period......................    $  10.02         $  10.00
                                                                --------         --------
Income from investment operations:
  Net investment income.....................................        0.68             0.46
  Net realized and unrealized gain (loss) on investments....       (0.18)            0.02
                                                                --------         --------
     Net increase from investment operations................        0.50             0.48
                                                                --------         --------
Distributions to shareholders:
  From net investment income................................       (0.67)           (0.46)
  From net realized gain on investments.....................       (0.01)              --
                                                                --------         --------
     Total distributions....................................       (0.68)           (0.46)
                                                                --------         --------
Net asset value, end of period..............................    $   9.84         $  10.02
                                                                ========         ========
Total investment return(c)..................................        5.25%            5.04%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)........................    $288,074         $161,697
Ratio of net investment income to average net assets:
  With expense reductions...................................        6.88%            7.26%(a)
  Without expense reductions................................        6.75%            6.24%(a)
Ratio of expenses to average net assets:
  With expense reimbursement................................        1.50%            1.50%(a)
  Without expense reimbursement.............................        1.63%            2.52%(a)
Ratio of interest expense to average net assets.............        0.01%            0.15%(a)
Portfolio turnover rate.....................................          75%             118%(a)

---------------

(a)
  Annualized

(b)
  Not annualized

(c)
 Total investment return does not include sales charges.

                                                                                  AVERAGE MONTHLY
                                                                 AVERAGE             NUMBER OF
                                                             AMOUNT OF DEBT     REGISTRANT'S SHARES        AVERAGE
                                           AMOUNT OF DEBT      OUTSTANDING          OUTSTANDING        AMOUNT OF DEBT
                                           OUTSTANDING AT   DURING THE PERIOD    DURING THE PERIOD        PER SHARE
               YEAR ENDED                  END OF PERIOD       (UNAUDITED)          (UNAUDITED)       DURING THE PERIOD
               ----------                  --------------   -----------------   -------------------   -----------------
December 31, 1998........................    $        0        $2,799,958           $25,177,649            $ 0.11

  Average amount of debt outstanding during the period is computed daily.

--------------------------------------------------------------------------------

USE OF PROCEEDS

  The net proceeds from the sale of the Common Stock offered hereby will be invested on an ongoing basis in the Portfolio, a separate closed-end, non-diversified management investment company with the same investment objective as the Fund. The Portfolio will invest the Fund's net proceeds in accordance with the Fund's and the Portfolio's investment objective and policies on an ongoing basis, depending on the availability of Corporate Loans and Corporate Debt Securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt obligations or instruments. See "Investment Objective and Policies."

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's and the Portfolio's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured Corporate Loans and Corporate Debt Securities that meet credit standards established by AIM and the Sub-advisor. This is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

  All of the Fund's assets will be invested in the Portfolio. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in interests in Corporate Loans and Corporate Debt Securities made to or issued by Borrowers (which may include U.S. and non-U.S. companies), including those that:
(i) have variable rates which adjust to a base rate, such as the LIBOR on set dates, typically every 30 days but not to exceed one year; and/or (ii) have interest rates that float at a margin above a generally recognized base lending rate such as the Prime Rate of a designated U.S. bank.

  Corporate Loans in which the Portfolio invests typically are negotiated and structured by a syndicate of lenders ("Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, one or more of which administers the Loan on behalf of all the Lenders (the "Agent Bank"). The Portfolio's investments in Corporate Loans are either participation interests in Corporate Loans ("Participation Interests") or assignments of a Corporate Loans ("Assignments"). Participation Interests may be acquired from a Lender or other holders of Participation Interests ("Participants"). If the Portfolio purchases an Assignment from a Lender, it will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights under the loan agreement and under any related collateral security documents in favor of the Lenders. On the other hand, if the Portfolio purchases a Participation Interest either from a Lender or a Participant, the Portfolio will not have established any direct contractual relationship with the Borrower and must rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. Thus, when investing in Participation Interests, the Portfolio is subject to the credit risk of both the Borrower and the Lender or Participant who sold the Participation Interest. The Portfolio will invest in Loans through the purchase of Participation Interests only if, at the time of investment, the outstanding debt obligations of the Agent Bank and any Lenders and Participants interposed between the Portfolio and a Borrower are investment grade; i.e., rated BBB, A-3 or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, deemed by the Sub-advisor to be of equivalent quality. See "Investment Objective and Policies." A description of Moody's and Standard & Poor's ratings is included in the Appendix to this Prospectus.

  Corporate Debt Securities typically are in the form of notes or bonds issued in public or private placements in the securities markets. Corporate Debt Securities will typically have substantially similar terms to Corporate Loans, but will not be in the form of Participations or Assignments.

  The Portfolio may invest up to 20% of its total assets in any of the following: (a) senior floating rate loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor); (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor and that the Portfolio expects to swap for a floating rate structure; or (d) cash or cash equivalents. Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Portfolio's total assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities, (ii) pending reinvestment of proceeds of the sale of a security, and
(iii) during temporary defensive periods when, in the opinion of the Sub-adviser, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Portfolio or prevailing market or economic conditions warrant. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Portfolio also may acquire warrants and other equity securities.

  The Portfolio has no restrictions on portfolio maturity, but it is anticipated that a majority of the Corporate Loans and Corporate Debt Securities in which it invests will have stated maturities ranging from three to ten years. However, Corporate Loans usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan from excess cash flow, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans, whether as a contractual requirement or at their election, cannot be predicted with accuracy, and may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. However, it is anticipated that the Portfo-lio's Corporate Loans and Corporate Debt Securities will have an expected average life of three to five years. See "Description of Corporate Loans and Corporate Debt Securities."

  Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Corporate Loans, a type of investment typically not available directly to individual investors. In managing the Portfolio, the Sub-advisor provides the Portfolio, the Fund and its stockholders with professional credit analysis and portfolio diversification. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments, if available to individual investors. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management and administrative fees and operations costs.

  Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to decline. The Sub-advisor expects the Fund's net asset value to be relatively stable during normal market conditions, because the Portfolio in which the Fund's assets are invested will consist primarily of floating and variable rate Corporate Loans and Corporate Debt Securities, of fixed rate Corporate Loans and Corporate Debt Securities hedged by interest rate swap transactions and of short-term instruments. For these reasons, the Sub-advisor expects the value of the Portfolio to fluctuate significantly less as a result of interest rate changes than would a portfolio of fixed-rate obligations. However, because variable interest rates only reset periodically, the Fund's net asset value may fluctuate from time to time in the event of an imperfect correlation between either the interest rates on variable rate loans in the Portfolio or the variable interest rates on nominal amounts in the Portfolio's interest rate swap transactions, and prevailing interest rates. Also, a default on a Corporate Loan or Corporate Security in which the Portfolio has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund's net asset value. Conversely, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

  Each of the Fund and the Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that neither the Fund nor the Portfolio is limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Portfolio's investments will be limited so as to enable the Fund to qualify as a "regulated investment company" ("RIC") for purposes of the Code. Accordingly, the Portfolio will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (including Corporate Loans but excluding U.S. Government securities) of a single issuer and (ii) with respect to 50% of the value of its total assets, its investments will consist of cash, U.S. Government securities and securities of other issuers limited, in respect of any one issuer, to not more than 5% of the value of its total assets and not more than 10% of the issuer's outstanding voting securities. To the extent the Portfolio assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. However, the Portfolio has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.

DESCRIPTION OF CORPORATE LOANS AND CORPORATE DEBT SECURITIES

  The Corporate Loans and Corporate Debt Securities in which the Portfolio invests primarily consist of obligations of a Borrower undertaken to finance the growth of the Borrower's business internally or externally, or to finance a capital restructuring. Corporate Loans and Corporate Debt Securities may also include senior obligations of a Borrower issued in connection with a restructuring pursuant to Chapter 11 of the United States Bankruptcy Code provided that such senior obligations meet the credit standards established by AIM and the Sub-advisor. It is anticipated that a significant portion of such Corporate Loans and Corporate Debt Securities may be issued in highly leveraged transactions such as leveraged buy-out loans, leveraged recapitalization loans and other types of acquisition financing. Such Corporate Loans and Corporate Debt Securities present special risks. See "Special Considerations and Risk Factors." Such Corporate Loans may be structured to include both term loans, which are generally fully funded at the time of the Portfolio's investment, and revolving credit facilities, which would require the Portfolio to make additional investments in the Corporate Loans as required under the terms of the credit facility. Such Corporate Loans may also include receivables purchase facilities, which are similar to revolving credit facilities secured by a Borrower's receivables.

  The Portfolio may invest in Corporate Loans and Corporate Debt Securities which are made to non-U.S. Borrowers, provided that the loans are U.S. dollar-denominated or otherwise provide for payment in U.S. dollars, and any such Borrower meets the credit standards established by AIM and the Sub-advisor for U.S. Borrowers. The Portfolio similarly may invest in Corporate Loans and Corporate Debt Securities made to U.S. Borrowers with significant non-U.S. dollar-denominated revenues, provided that the loans are U.S. dollar-denominated or otherwise provide for payment to the Portfolio in U.S. dollars. In all cases where the Corporate Loans or Corporate Debt Securities are not denominated in U.S. dollars, provision will be made for payments to the Lenders, including the Portfolio, in U.S. dollars pursuant to foreign currency swap arrangements. Loans to such non-U.S. Borrowers or U.S. Borrowers may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position. In addition, information with respect to non-U.S. Borrowers may differ from that available with respect to U.S. Borrowers, since foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers.

  The Corporate Loans and Corporate Debt Securities in which the Portfolio invests will, in most instances, hold the most senior position in the capitalization structure of the Borrower, and in any case will, in the judgment of the Sub-advisor, be in the category of senior debt of the Borrower. Each Corporate Loan and Corporate Debt Security will generally be secured by collateral the value of which generally will be determined by reference to financial statements of the Borrower, by an independent appraisal, by obtaining the market value of such collateral (e.g., cash or securities) if it is readily ascertainable and/or by other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. The Sub-advisor generally expects the value of the collateral securing a Corporate Loan or Corporate Debt Security to be greater than the value of such Corporate Loan or Corporate Debt Security. However, the value of such collateral may be equal to or less than the value of the Corporate Loan or Corporate Debt Security that it secures. Accordingly, in the event of a default, the Fund may incur a loss. The ability of the Lender to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the Agent Bank and Lenders or pursuant to the terms of the underlying credit agreement with the Borrower or bond indenture. There is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Portfolio might not receive payments to which it is entitled and thereby may experience a decline in the value of the investment and, possibly, its net asset value.

  In the case of highly leveraged loans, a Borrower generally is required to pledge collateral which may include (i) working capital assets, such as accounts receivable or inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks, copyrights and patent rights and (iv) security interests in securities of subsidiaries or affiliates. In the case of Corporate Loans to or Corporate Debt Securities of privately held companies, the companies' owners may pledge additional security in the form of guarantees and/or other securities that they own. There may be temporary periods in the course of providing financing to a Borrower where the collateral for the loan consists of common stock having a value not less than 200% of the value of the loan on the date the loan is made. Under such circumstances, the Borrower generally proceeds with a subsequent transaction which will permit it to pledge sufficient assets as collateral for the loan, although there can be no assurance that the Borrower will be able to effect such transaction.

  The rate of interest payable on floating or variable rate Corporate Loans or Corporate Debt Securities is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Corporate Loans and Corporate Debt Securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Corporate Loans and Corporate Debt Securities is reset periodically, typically every 30 days to one year. Certain of the floating or variable rate Corporate Loans and Corporate Debt Securities in which the Portfolio will invest may permit the Borrower to select an interest rate reset period of up to one year. A portion of the Portfolio's investments may consist of Corporate Loans with interest rates that are fixed for the term of the loan. Investment in Corporate Loans and Corporate Debt Securities with longer interest rate reset periods or fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However the Fund will attempt to hedge all of its fixed-rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates by entering into interest rate swap transactions. The Portfolio also will attempt to maintain a portfolio of Corporate Loans and Corporate Debt Securities that will have a dollar weighted average period to the next interest rate adjustment of no more than 90 days.

  Corporate Loans and Corporate Debt Securities traditionally have been structured so that Borrowers pay higher margins when they elect LIBOR, in order to permit lenders to obtain generally consistent yields on Corporate Loans and Corporate Debt Securities, regardless of whether Borrowers select the LIBOR option, or the Prime-based option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently compensate for the differential between the Prime Rate and the LIBOR rates. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Corporate Loans and Corporate Debt Securities that is consistently lower than the yield would be if Borrowers selected the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to stockholders that consistently approximates the average published prime rate of leading U.S. banks. At the date of this Prospectus, the Sub-advisor cannot predict any significant change in this market trend.

  The Portfolio may receive and/or pay certain fees in connection with its lending activities. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolio buys a Corporate Loan or Corporate Debt Security it may receive a facility fee and when it sells a Corporate Loan or Corporate Debt Security may pay a facility fee. In certain circumstances, the Portfolio may receive a prepayment penalty fee on the prepayment of a Corporate Loan or Corporate Debt Security by a Borrower. In connection with the acquisition of Corporate Loans or Corporate Debt Securities, the Portfolio may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolio's purchase of a Corporate Debt Security or an interest in a Corporate Loan.

  The Portfolio invests in a Corporate Loan or Corporate Debt Security only if, in the Sub-advisor's judgment, the Borrower can meet debt service on such loan or security. In addition, the Sub-advisor considers other factors deemed by it to be appropriate to the analysis of the Borrower and the Corporate Loan or Corporate Debt Security. Such factors include financial ratios of the Borrower such as interest coverage, fixed charge coverage and leverage ratios. In its analysis of these factors, the Sub-advisor also will be influenced by the nature of the industry in which the Borrower is engaged, the nature of the Borrower's assets and the Sub-advisor's assessment of the general quality of the Borrower. The factors utilized have been reviewed by the Portfolio's Board of Trustees.

  The primary consideration in selecting such Corporate Loans and Corporate Debt Securities for investment by the Portfolio is the creditworthiness of the Borrower. In evaluating Corporate Loans and Corporate Debt Securities, the quality ratings assigned to other debt obligations of a Borrower may not be a determining factor, since they will often be subordinated to the Corporate Loans or Corporate Debt Securities. Instead, the Sub-advisor performs its own independent credit analysis of the Borrower, and of the collateral structure for the loan or security. In making this analysis, the Sub-advisor utilizes any offering materials and in the case of Corporate Loans, information prepared and supplied by the Agent Bank, Lender or Participant from whom the Portfolio purchases its Participation Interest in a Corporate Loan. The Sub-advisor's analysis will continue on an ongoing basis for any Corporate Loans and Corporate Debt Securities in which the Portfolio has invested. Although the Sub-advisor will use due care in making such analysis, there can be no assurance that such analysis will disclose factors which may impair the value of the Corporate Loan or Corporate Debt Security.

  Corporate Loans and Corporate Debt Securities made in connection with highly leveraged transactions are subject to greater credit risks than other Corporate Loans and Corporate Debt Securities in which the Portfolio may invest. These credit risks include a greater possibility of default or bankruptcy of the Borrower and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. Highly leveraged Corporate Loans and Corporate Debt Securities also may be less liquid than other Corporate Loans and Corporate Debt Securities.

  A Borrower also must comply with various restrictive covenants contained in any Corporate Loan agreement between the Borrower and the lending syndicate ("Corporate Loan Agreement") or in any trust indenture or comparable document in connection with a Corporate Debt Security ("Corporate Debt Security Document"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, the Corporate Loan Agreement or Corporate Debt Security Document may contain a covenant requiring the Borrower to prepay the Corporate Loan or Corporate Debt Security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a Corporate Loan Agreement which is not waived by the Agent Bank and the lending syndicate normally is an event of acceleration; i.e., the Agent Bank has the right to demand immediate repayment in full of the outstanding Corporate Loan. Acceleration may also occur in the case of the breach of a covenant in a Corporate Debt Security Document.

  It is expected that a majority of the Corporate Loans and Corporate Debt Securities held by the Portfolio will have stated maturities ranging from three to ten years. However, such Corporate Loans and Corporate Debt Securities usually will require, in addition to scheduled payments of interest and principal, the prepayment of the Corporate Loan or Corporate Debt Security from excess cash flow, as discussed above, and may permit the Borrower to prepay at its election. The degree to which Borrowers prepay Corporate Loans and Corporate Debt Securities, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among lenders, among other factors. Accordingly, prepayments cannot be predicted with accuracy. Upon a prepayment, the Portfolio may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee on the purchase of a new Corporate Loan or Corporate Debt Security with the proceeds from the prepayment of the former. Such fees may help mitigate any adverse impact on the yield on the Portfolio's investments which may arise as a result of prepayments and the reinvestment of such proceeds in Corporate Loans or Corporate Debt Securities bearing lower interest rates.

  Loans to non-U.S. Borrowers and to U.S. Borrowers with significant non-U.S. dollar-denominated revenues may provide for conversion of all or part of the loan from a U.S. dollar-denominated obligation into a foreign currency obligation at the option of the Borrower. The Portfolio may invest in Corporate Loans and Corporate Debt Securities which have been converted into non-U.S. dollar-denominated obligations only when provision is made for payments to the lenders in U.S. dollars pursuant to foreign currency swap arrangements. Foreign currency swaps involve the exchange by the lenders, including the Portfolio, with another party (the "counterparty") of the right to receive the currency in which the loans are denominated for the right to receive U.S. dollars. The Portfolio will enter into a transaction subject to a foreign currency swap only if, at the time of entering into such swap, the outstanding debt obligations of the counterparty are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor. The amounts of U.S. dollar payments to be received by the lenders and the foreign currency payments to be received by the counterparty are fixed at the time the swap arrangement is entered into. Accordingly, the swap protects the Portfolio from the fluctuations in exchange rates and locks in the right to receive payments under the loan in a predetermined amount of U.S. dollars. If there is a default by the counterparty, the Portfolio will have contractual remedies pursuant to the swap arrangements; however, the U.S. dollar value of the Portfolio's right to foreign currency payments under the loan will be subject to fluctuations in the applicable exchange rate to the extent that a replacement swap arrangement is unavailable or the Portfolio is unable to recover damages from the defaulting counterparty. If the Borrower defaults on or prepays the underlying Corporate Loan or Corporate Debt Security, the Portfolio may be required pursuant to the swap arrangements to compensate the counterparty to the extent of fluctuations in exchange rates adverse to the counterparty. In the event of such a default or prepayment, an amount of cash or high grade liquid debt securities having an aggregate net asset value at least equal to the amount of compensation that must be paid to the counterparty pursuant to the swap arrangements will be maintained in a segregated account by the Portfolio's custodian.

DESCRIPTION OF PARTICIPATION INTERESTS AND ASSIGNMENTS

  A Corporate Loan in which the Portfolio may invest typically is originated, negotiated and structured by a syndicate of Lenders consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions, which is administered on behalf of the syndicate by an Agent Bank. The investment of the Portfolio in a Corporate Loan may take the form of Participation Interests or Assignments. Participation Interests may be acquired from a Lender or other Participants. If the Portfolio purchases a Participation Interest either from a Lender or a Participant, the Portfolio will not have established any direct contractual relationship with the Borrower. The Portfolio would be required to rely on the Lender or the Participant that sold the Participation Interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. The Portfolio is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Portfolio and a Borrower, together with Agent Banks, are referred to herein as "Intermediate Participants."

  On the other hand, if the Portfolio purchases an Assignment from a Lender, the Portfolio will generally become a "Lender" for purposes of the relevant loan agreement, with direct contractual rights thereunder and under any related collateral security documents in favor of the Lenders. An Assignment from a Lender gives the Portfolio the right to receive payments of principal and interest and other amount directly from the Borrower and to enforce its rights as a Lender directly against the Borrower. The Portfolio will not act as an Agent Bank guarantor, sole negotiator or sole structuror with respect to a Corporate Loan.

  Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the Corporate Loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. The Portfolio will invest in Corporate Loans only if, at the time of investment, all outstanding debt obligations of the Agent Bank and Intermediate Participants are investment grade, i.e., rated BBB or A-3 or higher by Standard & Poor's or Baa or P-3 or higher by Moody's or determined to be of comparable quality in the judgment of the Sub-advisor.

  The Portfolio has no current intention of investing more than 20% of its assets in the obligations of Borrowers in any single industry. However, because the Fund and the Portfolio will regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Portfolio may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Portfolio is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

  In a typical Corporate Loan, the Agent Bank administers the terms of the Corporate Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders which are parties to the Corporate Loan Agreement. The Portfolio generally will rely on the Agent Bank or an Intermediate Participant to collect its portion of the payments on the Corporate Loan. Furthermore, the Portfolio will rely on the Agent Bank to use appropriate creditor remedies against the Borrower. Typically, under Corporate Loan Agreements, the Agent Bank is given broad discretion in enforcing the Corporate Loan Agreement, and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent Bank for these services. Such compensation may include special fees paid on structuring and funding the Corporate Loan and other fees paid on a continuing basis.

  In the event that an Agent Bank becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, assets held by the Agent Bank under the Corporate

Loan Agreement should remain available to holders of Corporate Loans. If, however, assets held by the Agent Bank for the benefit of the Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent Bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a Corporate Loan or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise as described above.

  Intermediate Participants may have certain obligations pursuant to a Corporate Loan Agreement, which may include the obligation to make future advances to the Borrower in connection with revolving credit facilities in certain circumstances. The Portfolio currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality, short-term, liquid instruments. The Portfolio will not invest in Corporate Loans that would require the Portfolio to make any additional investments in connection with such future advances if such commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements described under "Investment Objective and Policies."

ILLIQUID SECURITIES

  Corporate Loans and Corporate Debt Securities are, at present, not readily marketable and may be subject to restrictions on resale. Although Corporate Loans and Corporate Debt Securities are transferred among certain financial institutions, as described above, the Corporate Loans and Corporate Debt Securities in which the Portfolio invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid. As the market for Corporate Loans and Corporate Debt Securities matures, the Sub-advisor expects that liquidity will improve. The Portfolio has no limitation on the amount of its investments which are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of securities in order to enable the Fund to repurchase shares of its Common Stock pursuant to Tender Offers, if any. The Board of Directors of the Fund will consider the liquidity of the Portfolio's investments in determining whether a Tender Offer should be made by the Fund. See "Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans and Corporate Debt Securities.

OTHER INVESTMENT POLICIES

  The Fund and the Portfolio have adopted certain other policies as set forth below:

  LEVERAGE. Each of the Fund and the Portfolio is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund and the Portfolio (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. Neither the Fund nor the Portfolio has any current intention of borrowing to finance additional investments. See "Special Considerations and Risk
Factors -- Effects of Leverage."

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Sub-advisor must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchases may have declined, the Portfolio could experience a loss.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and it may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Portfolio, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Portfolio. Alternatively, if securities are delivered to the Portfolio as collateral, the Portfolio and the borrower negotiate a rate for the loaned premium to be received by the Portfolio for lending its portfolio securities. In either event, the total yield on the Portfolio is increased by loans of its securities. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Portfolio may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Portfolio could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Corporate Loans and Corporate Debt Securities and other portfolio debt securities at delivery may be more or less than their purchase price, and yield generally available on such interests or securities when delivery occurs may be higher than yields on the interests or securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will segregate with its custodian, cash or other liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such interest or securities on such basis only with the intention of actually acquiring these interests or securities, but the Portfolio may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engaged in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Portfolio's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  INTEREST RATE HEDGING TRANSACTIONS. Certain federal income tax requirements may limit the Portfolio's ability to engage in interest rate hedging transactions. Gains from transactions in interest rate hedges distributed to stockholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains. See "Taxes."

  The Portfolio will enter into interest rate swaps in order to hedge all of its fixed rate Corporate Loans and Corporate Debt Securities against fluctuations in interest rates. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. For example, if the Portfolio holds a Corporate Loan or Corporate Security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Portfolio to offset a decline in the value of the Corporate Loan or Corporate Debt Security due to rising interest rates, but would also limit its ability to benefit from falling interest rates.

  Inasmuch as these interest rate hedging transactions are entered into for good faith hedging purposes, the Sub-advisor believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio's custodian. The Portfolio will not enter into any interest rate hedging transaction unless the Sub-advisor considers the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto to be investment grade. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, many portions of the swap market have become relatively liquid in comparison with other similar instruments traded in the interbank market. In addition, although the terms of interest rate swaps may provide for termination, there can be no assurance the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  The use of interest rate hedges is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.

  Except as noted above, there is no limit on the amount of interest rate hedging transactions that may be entered into by the Portfolio. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate hedges is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the Corporate Loan underlying an interest rate swap is prepaid and the Portfolio continues to be obligated to make payments to the other party to the swap, the Portfolio would have to make such payments from another source. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive. Since interest rate transactions are individually negotiated, the Sub-advisor expects to achieve an acceptable degree of correlation between the Portfolio's rights to receive interest on Participation Interests and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

  The following are fundamental investment restrictions of the Fund and the Portfolio and, prior to issuance of any preferred stock, may not be changed without the approval, respectively, of the holders of a majority of the Fund's or the Portfolio's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to any issuance of a class of preferred stock, the following investment restrictions could not be changed without the approval of a majority of the outstanding shares of Common Stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund and the Portfolio each may not:

          1. Borrow money or issue senior securities, except as permitted by
     Section 18 of the 1940 Act.

          2. Purchase or sell real estate; provided that the Fund and the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          3. Underwrite securities of other issuers except insofar as the Fund or the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          4. Make loans to other persons, except that the Fund and the Portfolio may invest in loans (including Assignments and Participations, and including secured or unsecured Corporate Loans), purchase debt securities, enter into repurchase agreements, and lend its portfolio securities.

          5. Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Fund and the Portfolio may each invest more than 25% of its assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. For purposes of this restriction, the term "issuer" includes the Borrower, the Agent Bank and any Intermediate Participant (as defined under "Investment Objective and Policies Description of Participation Interests and Assignments").

          6. Purchase or sell physical commodities, but the Fund and the Portfolio each may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  An additional investment restriction adopted by the Fund and the Portfolio, which may be changed by their respective Board of Directors or Board of Trustees, provides that neither the Fund nor the Portfolio may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund or the Portfolio except as may be necessary in connection with hedging techniques involving interest rate transactions, foreign currency swap transactions relating to non-U.S. dollar-denominated loans and permitted borrowings by the Fund and the Portfolio.

  If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

--------------------------------------------------------------------------------

SPECIAL CONSIDERATIONS AND RISK FACTORS

  EFFECTS OF LEVERAGE. Each of the Fund and the Portfolio may borrow money in amounts up to 33 1/3% of the value of its total assets to finance tender offers, for temporary, extraordinary or emergency purposes, or for the purpose of financing additional investments. See "Tender Offers." The Fund also may issue one or more series of preferred shares, although it has no present intention to do so. The Portfolio or Fund, as the case may be, may borrow to finance additional investments or issue a class of preferred shares only when it believes that the return that may be earned on investments purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service and dividend obligations, associated with such borrowings or offerings. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's Common Stockholders will be adversely affected.

  Capital raised through leverage is subject to interest costs or dividend payments which may or may not exceed the interest paid on the assets purchased. In addition, the Fund and the Portfolio also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Issuing additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of Common Stock or to engage in other activities. Borrowing and issuing a class of preferred stock having priority over the Fund's Common Stock can create an opportunity for greater income per share of Common Stock, but such borrowing or issuance is also a speculative technique that will increase the Fund's exposure to capi-tal risk. Such risks may be reduced through the use of borrowings and preferred stock that have floating rates of interest. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund, as compared to what it would have been without leverage.

  The Fund has entered into agreements with two financial institutions ("Banks") providing for unsecured, discretionary credit facilities ("Facilities"), the proceeds of which may be used to finance, in part, the payment of shares tendered in a Tender Offer by the Fund. The Facilities provide for the borrowing by the Fund of up to the lesser of $150,000,000 and $100,000,000, respectively, or 33 1/3% of the Fund's total assets, on an unsecured, uncommitted basis. Loans made under the Facilities bear interest at one of three interest rates, to be selected at the option of the Fund:

- an Adjusted Eurodollar Rate, which is based on LIBOR plus a reserve percentage established by the Federal Reserve;

- a Base Rate, which is the greater of: (i) the annual rate of interest announced from time to time by the Bank; and (ii) the federal funds effective rate, as established by the Federal Reserve, plus 1/2 of 1% per annum; or

- a Money Market Rate, which is quoted by the Bank as the fixed rate of interest at which it is willing to make a money market loan.

  Under the 1940 Act, once either the Fund or the Portfolio incurs indebtedness, it must immediately have asset coverage of 300% of the aggregate outstanding principal balance of indebtedness in place. Additionally, the 1940 Act requires that, before the Fund declares any dividend or other distribution upon any class of its capital stock, or purchases any such capital stock, it have in place asset coverage of at least 300% of the aggregate indebtedness of the Fund, after deducting the amount of such dividend, distribution, or purchase price.

  The Fund's and the Portfolio's willingness to borrow money for investment purposes, and the amount each borrows depends upon many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Sub-advisor's ability to predict correctly interest rates and market movements, and a leveraging strategy may not be successful during any period in which it is employed.

  CREDIT RISK. Corporate Loans and Corporate Debt Securities may constitute substantially all of the Portfolio's investments. Corporate Loans and Corporate Debt Securities are primarily dependent upon the creditworthiness of the Borrower for payment of interest and principal. If the Portfolio doesn't receive scheduled interest or principal payments on a Corporate Loan or Corporate Debt Security it may adversely affect the income of the Portfolio or the value of its investments, which may in turn reduce the amount of dividends or the net asset value of the shares of the Fund. The Portfolio's ability to receive payment of principal of and interest on a Corporate Loan or a Corporate Debt Security also depends upon the creditworthiness of any institution interposed between the Portfolio and the Borrower. To reduce credit risk, the Sub-advisor actively manages the Portfolio as described above.

  Corporate Loans and Corporate Debt Securities made in connection with leveraged buy-outs, recapitalizations and other highly leveraged transactions are subject to greater credit risks than many of the other Corporate Loans and Corporate Debt Securities in which the Portfolio may invest. These credit risks include the possibility of default on the Corporate Loan or Corporate Debt Security or bankruptcy of the Borrower. The value of such Corporate Loans and Corporate Debt Securities are also subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Corporate Loans and Corporate Debt Securities.

  Although Corporate Loans and Corporate Debt Securities in which the Portfolio invests generally hold the most senior position in the capitalization structure of the Borrowers, the capitalization of many Borrowers also includes non-investment grade subordinated debt. During periods of deteriorating economic conditions, a Borrower may experience difficulty in meeting its payment obligations under such bonds and other subordinated debt obligations. Such difficulties may detract from the Borrower's perceived creditworthiness or its ability to obtain financing to cover short-term cash flow needs and may force the Borrower into bankruptcy or other forms of credit restructuring.

  COLLATERAL IMPAIRMENT. Corporate Loans and Corporate Debt Securities (excluding Unsecured Corporate Loans and Unsecured Corporate Debt Securities) will be secured unless (i) the Portfolio's security interest in the collateral is invalidated for any reason by a court or (ii) the collateral is fully released under the terms of a loan agreement as the creditworthiness of the Borrower improves. The liquidation of collateral may not satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal and that collateral may not be readily liquidated. The value of collateral is generally determined by reference to: (i) financial statements of the Borrower,
(ii) an independent appraisal performed at the request of the Agent Bank at the time the Corporate Loan was initially made, (iii) the market value of such collateral (e.g., cash or securities) if it is readily ascertainable, and/or
(iv) other customary valuation techniques considered appropriate in the judgment of the Sub-advisor. Collateral is generally valued on the basis of the Borrower's status as a going concern and such valuation may exceed the immediate liquidation value of the collateral.

  Collateral may include: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings, and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. Corporate Loans and Corporate Debt Securities collateralized by the stock of the Borrower's subsidiaries and other affiliates are subject to the risk that the stock will decline in value. Such declines in value, whether a result of bankruptcy proceedings or otherwise, could cause the Corporate Loans or Corporate Debt Securities to become undercollateralized or unsecured. Most credit agreements do not formally require Borrowers to pledge additional collateral.

  There may be temporary periods in which the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Corporate Loan or Corporate Debt Security. During such periods, the Corporate Loan or Corporate Debt Security will temporarily be unsecured, until the legal restriction on pledging the stock has been lifted or the stock is exchanged for other assets that may be pledged as collateral for the Corporate Loan or Corporate Debt Security. The Borrower's ability to dispose of such securities, other than in connection with such pledge or exchange, is strictly limited for the protection of the holders of Corporate Loans.

  The shareholders or owners of non-public companies may provide as collateral for Corporate Loans secured guarantees and/or security interests in assets that they own as individuals. These Corporate Loans may be fully secured by the assets of such shareholders or owners, even if they are not otherwise collateralized by any assets of the Borrower.

  If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolio's security interest in the Corporate Loan or Corporate Debt Security collateral or subordinate the Portfolio's rights under the Corporate Loan or Corporate Debt Security to the interests of the Borrower's unsecured creditors. Such an action could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the Corporate Loan or Corporate Debt Security collateral to the Portfolio. For Corporate Loans or Corporate Debt Securities made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Corporate Loan or Corporate Debt Security were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolio's security interest in Corporate Loan or Corporate Debt Security collateral. If the Portfolio's security interest in Corporate Loan or Corporate Debt Security collateral is invalidated or the Corporate Loan or Corporate Debt Security is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Portfolio would be able to recover the full amount of the principal and interest due on the Corporate Loan or Corporate Debt Security.

  INVESTMENTS IN LOWER RATED SECURITIES. The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by Moody's, comparably rated by another NRSRO, or, if unrated, determined by the Sub-advisor to be of equivalent quality. Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated Ba or B by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba and lower are the equivalent of high yield, high risk bonds, commonly known as "junk bonds," and involve a high degree of risk. The Sub-advisor does not expect to invest in any securities rated lower than B3 at the time of investment. If Corporate Loans or Corporate Debt Securities are downgraded, the Sub-advisor will consider whether it will dispose of such Corporate Loans or Corporate Debt Securities.

  Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Appendix A -- Description of Debt Securities Ratings" for a full discussion of Moody's ratings.

  The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. During an economic downturn or a sustained period of rising interest rates, issuers of lower quality debt securities may not have sufficient revenues to meet their interest payment obligations. Specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing may adversely affect the issuer's ability to service its debt obligations.

  EFFECT OF INTEREST RATE CHANGES. Generally, changes in interest rates may affect the market value of debt investments, resulting in changes in the net asset value of the shares of funds investing in such investments. Portfolios consisting primarily of floating and variable rate Corporate Loans, Corporate Debt Securities, Unsecured Corporate Loans, Unsecured Corporate Debt Securities, and short-term instruments are expected to experience less significant fluctuations in value as a result of interest rate changes than portfolios of fixed rate obligations. However, prepayments of principal by Borrowers (whether as a result of a decline in interest rates or excess cash flow) may require that the Portfolio replace its Corporate Loans, Corporate Debt Securities or other investments with lower yielding securities, which may adversely affect the net asset value of the Portfolio.

  ILLIQUID INVESTMENTS AND TENDER OFFERS. Some or all of the Corporate Loans and Corporate Debt Securities in which the Portfolio may invest are considered illiquid, which may impair the Portfolio's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. To the extent that such investments are illiquid, the Portfolio may have difficulty disposing of portfolio securities and the Fund may in turn have difficulty repurchasing shares of its Common Stock pursuant to any Tender Offers that may be made. The Board of Directors of the Fund will consider the liquidity of the Portfolio's securities in determining whether a Tender Offer should be made by the Fund and, if a Tender Offer is made, for what percentage of the Fund's outstanding shares the Tender Offer should be made. See "Determination of Net Asset Value" for information with respect to the valuation of illiquid Corporate Loans.

  ANTI-TAKEOVER PROVISIONS. The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. These provisions could have the effect of depriving holders of Common Stock of opportunities to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund. See "Description of Capital Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation."

  PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. If short-term interest rates or other market conditions change to the point where the Fund's or the Portfolio's leverage could adversely affect holders of Common Stock, or in anticipation of such changes, the Portfolio may attempt to shorten the average maturity of its investment portfolio. Shortening the portfolio's average maturity would tend to offset the negative impact of leverage on holders of Common Stock.

  CONCENTRATION. Each of the Fund and the Portfolio is registered as a "non-diversified" investment company so that it may invest more than 5% of its assets in the obligations of any single issuer. This is subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which is applicable to the Fund (and which the Portfolio intends to satisfy). Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. However, the Portfolio has no current intention of investing more than 15% of its assets in the obligations of any single Borrower.

  Although the Portfolio may, consistent with its fundamental limitations, invest up to 25% of its total assets in the obligations of Borrowers in any single industry, the Sub-advisor has no current intention of investing more than 20% of the Portfolio's assets in the obligations of Borrowers in any single industry. However, because the Fund and the Portfolio regard the issuer of a Corporate Loan as including the Agent Bank and any Intermediate Participant as well as the Borrower, the Portfolio may be considered to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Portfolio is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions.

  YEAR 2000. The value of your shares could be adversely affected if the computer systems used by AIM and the Sub-advisor and the Fund's other service providers are unable to distinguish the year 2000 from the year 1900. AIM and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the Fund invests.

  FUND/PORTFOLIO INVESTMENT STRUCTURE. Investors should be aware that the Fund, unlike other investment companies that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in the securities owned by the Portfolio is indirect. In addition to selling interests to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated investment companies or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in other funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares.

  The Board of Directors of the Fund has considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Directors believe that the structure offers opportunities for substantial growth in the assets of the Portfolio and affords the potential for economies of scale for the Fund.

  The Fund may withdraw (redeem) all or any part of its interest in the Portfolio only pursuant to tender offers by the Portfolio. The Portfolio's Board of Trustees presently intends each quarter to consider the making of such tender offers. However, there can be no assurance that the Portfolio's Board of Trustees will, in fact, decide to undertake the making of such a tender offer. See "Tender Offers." If the Fund withdraws all of its assets from the Portfolio, or the Board of Directors of the Fund determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Directors will consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment advisor to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all of its assets from the Portfolio. Of course, a complete withdrawal of Fund assets could be accomplished only pursuant to a Portfolio tender offer. Any such withdrawal could result in a distribution "in kind" of portfolio Loans and noncash assets (as opposed to a cash distribution from the Portfolio). If Loans and noncash assets are distributed, the Fund could incur brokerage, tax or other charges in converting them to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments and will adversely affect the liquidity of the Fund. Alternatively, the Fund could meet stockholder redemption requests by borrowing.

  Smaller investors in the Portfolio may be adversely affected by the actions of a larger investor in the Portfolio. For example, if a large investor withdraws a significant amount of assets from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may hold fewer securities, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured mutual funds that have large or institutional investors.

  Funds that invest all their assets in interests in a separate investment company are a relatively new development in the investment company industry and, therefore, the Fund may be subject to more regulation than historically structured funds.

  Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund stockholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund stockholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio or take other appropriate action.

--------------------------------------------------------------------------------

PURCHASE OF SHARES

  The Fund continuously offers its shares of Common Stock through securities dealers that have entered into selected dealer agreements with the Distributor. During any continuous offering of the Fund's Common Stock, shares of the Fund may be purchased through such selected dealers.

  The Fund offers its shares at a price equal to the next determined net asset value per share without a front-end sales charge. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange, Inc. (the "NYSE") (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund.

  Due to the administrative complexities associated with a continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

  The Distributor compensates selected dealers at a rate of 3.0% of amounts sold. If the shares remain outstanding after twelve months from the date of their original purchase, the Distributor will additionally compensate such dealers quarterly at an annual rate based on a percentage of the value of such shares sold by such dealers and remaining outstanding, in accordance with the following schedule:

                                                                ANNUAL COMPENSATION AS A
                      YEAR AFTER DATE                         PERCENTAGE OF VALUE OF SHARES
                    OF ORIGINAL PURCHASE                               OUTSTANDING
                    --------------------                      -----------------------------
First.......................................................              0.00%
Second......................................................              0.10%
Third.......................................................              0.15%
Fourth......................................................              0.20%
Fifth and following.........................................              0.25%

  The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed the applicable limit, as determined from time to time by the National Association of Securities Dealers, Inc. ("NASD").

--------------------------------------------------------------------------------

TENDER OFFERS

  In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions that will provide liquidity to stockholders. The Fund may from time to time make Tender Offers, i.e., offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates. The Board of Directors considers each quarter the making of Tender Offers. There can be no assurance that the Board will decide to undertake a Tender Offer in any particular quarter. In addition, any partial Tender Offer by the Fund may result in a proration of the shares repurchased from the Fund's Common Stockholders who participate in the Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Investment Restrictions."

  The Fund's assets consist primarily of its interest in the Portfolio. Therefore, in order to finance the repurchase of Fund shares pursuant to Tender Offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Portfolio. Because interests in the Portfolio may not be transferred, the Fund may withdraw a portion of its interest only pursuant to tender offers by the Portfolio. The Fund will not conduct a Tender Offer for Fund shares unless the Portfolio simultaneously conducts a tender offer for Portfolio interests. The Portfolio's Trustees presently intend each quarter to consider the making of such tender offers. However, there are no assurances that the Portfolio's Board of Trustees will, in fact, decide to undertake such a tender offer. The Fund cannot make a Tender Offer larger than a tender offer made by the Portfolio. The Portfolio will make tender offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Portfolio's offers. Subject to the Portfolio's investment restriction with respect to borrowings, the Portfolio may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such tender offer.

  The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic Tender Offers will be the only source of liquidity for Fund stockholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price that equals or approximates net asset value.

  Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

  It is the Board of Directors' announced policy, which may be changed by the Board, not to repurchase shares pursuant to a Tender Offer if (1) such repurchases would terminate the Fund's status as a RIC under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Portfolio would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to repurchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund,
(c) limitation imposed by federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to repurchase the shares of Common Stock pursuant to a Tender Offer, such repurchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not repurchase shares of Common Stock to the extent such repurchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to repurchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See "Special Considerations and Risk Factors -- Effects of Leverage." In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Portfolio.

  In conducting any Tender Offers, the Fund expects to rely on a rule promulgated by the Securities and Exchange Commission that requires, among other things, that there not be a widely available secondary market for the Fund's Common Stock. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alter-native means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives that the Board of Directors may consider is the listing of the Fund's Common Stock on a major domestic stock exchange or on the Nasdaq Stock Market in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors expects that it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

  To consummate a tender offer for the repurchase of interests in the Portfolio (which may be necessary for the Fund to complete a Tender Offer), the Portfolio may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Sub-advisor would otherwise consider it disadvantageous to do so.

  Each Tender Offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See "Taxes." The Fund will pay all costs and expenses associated with the making of any Tender Offer. An Early Withdrawal Charge will be imposed on most shares accepted for tender that have been held for less than four years. See "Early Withdrawal Charge."

--------------------------------------------------------------------------------

EARLY WITHDRAWAL CHARGE

  An Early Withdrawal Charge to recover distribution expenses incurred by the Distributor will be charged against the stockholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than four years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The Early Withdrawal Charge will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the original purchase price of the shares of Common Stock being tendered. Accordingly, the Early Withdrawal Charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the Early Withdrawal Charge is not imposed on shares derived from reinvestments of dividends or capital gains distributions. In determining whether an Early Withdrawal Charge is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Tender Offer would be made from the earliest purchase of shares of Common Stock. The Early Withdrawal Charge imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     3.0%
Second......................................................     2.5%
Third.......................................................     2.0%
Fourth......................................................     1.0%
Fifth and following.........................................     0.0%

  In determining whether an Early Withdrawal Charge is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over four years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The Early Withdrawal Charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

  EXAMPLE. Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $10.15 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his first redemption of 500 shares of Common Stock (proceeds of $5,075), 100 shares will not be subject to the Early Withdrawal Charge because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the Early Withdrawal Charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $0.15 per share. Therefore, $4,000 of the $5,075 redemption proceeds will be charged at a rate of 2.5% (the applicable rate in the second year after purchase).

--------------------------------------------------------------------------------

MANAGEMENT

  Each of the Fund's Board of Directors and the Portfolio's Board of Trustees has overall responsibility for the operation of the Fund and the Portfolio, respectively. Pursuant to such responsibility, each Board has approved contracts with various financial organizations to provide, among other things, day-to-day management services required by the Fund and the Portfolio.

INVESTMENT MANAGEMENT

  The Investment Management and Administration Contract provides that, subject to the direction of the Board of Trustees of the Portfolio, AIM is responsible for the management and administration of the Portfolio. Pursuant to the Sub-Advisory Contract, AIM has delegated its responsibility for the management of the Portfolio to the Sub-advisor. The responsibility for making decisions to buy, sell or hold a particular security rests with the Sub-advisor, subject to review by the Board of Trustees of the Portfolio and AIM.

  In providing investment management for the Portfolio, the Sub-advisor will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Portfolio pays AIM a monthly fee at an annual rate of 0.95% of the Portfolio's average daily net assets (i.e., the average daily value of the total assets of the Portfolio, minus the sum of accrued liabilities of the Portfolio). AIM pays the Sub-advisor a monthly fee at an annual rate of 0.48% of the Portfolio's average daily net assets. For purposes of these calculations, average daily net assets is determined at the end of each month on the basis of the average net assets of the Portfolio for each day during the month.

  The investment professionals primarily responsible for the day-to-day management of the Portfolio are as follows:

          NAME                   TITLE                       BUSINESS EXPERIENCE
          ----                   -----                       -------------------
Anthony R. Clemente......  Managing Director   Portfolio Manager since February, 1998. Mr.
                                               Clemente is head of the Bank Loan Group and a
                                               senior portfolio manager responsible for bank
                                               loan portfolios at the Sub-advisor. For the
                                               preceding five years, Mr. Clemente was a Vice
                                               President in the Fixed Income Department of
                                               Merrill Lynch Asset Management L.P. and
                                               assisted in the portfolio management of Merrill
                                               Lynch Senior Floating Rate Fund, Inc. and
                                               Merrill Lynch Prime Rate Portfolio.
Kathleen Lenarcic........  Managing Director   Portfolio Manager since March, 1998. Ms.
                                               Lenarcic is a senior portfolio manager
                                               responsible for bank loan portfolios at the
                                               Sub-advisor. From 1995 to 1998, Ms. Lenarcic
                                               was a portfolio manager at ING Capital
                                               Advisors, specializing in the designs of
                                               investment products. From 1989 to 1995, Ms.
                                               Lenarcic was a portfolio manager and credit
                                               analyst at the Pilgrim Group.

  Pursuant to the Sub-Sub-Advisory Agreement between the Sub-advisor and INVESCO
(NY), the latter acts as the investment sub-sub-advisor of the Portfolio. INVESCO (NY), located at 1166 Avenue of the Americas, New York, NY 10036, is the investment sub-sub-advisor with respect to certain of the Portfolio's assets, as determined by the Sub-advisor (the "Sub-Sub-Advised Assets"). The Sub-Sub-Advised Assets consist of the Portfolio's cash and cash equivalents and short-term investment grade debt obligations, but may also include other asset classes. With respect to the Sub-Sub-Advised Assets, INVESCO (NY) has responsibility for making decisions to buy, sell or hold a particular security, subject to review by the Board of Trustees of the Portfolio and AIM. In providing investment sub-sub-advisory services for the Portfolio, INVESCO (NY) will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Sub-advisor (and not the Fund or the Portfolio) pays INVESCO (NY) a monthly fee for investment sub-sub-advisory services at the annual rate of 0.48% of the Portfolio's average daily net assets delegated to it.

  Cheng-Hock Lau will provide day-to-day management of the Sub-Sub-Advised Assets of the Portfolio. Mr. Hock Lau is Chief Investment Officer for Global Fixed Income and Portfolio Manager and has been responsible for the Sub-Sub-Advised Assets of the Fund since 1999. He has been associated with INVESCO (NY) and/or its affiliates since 1995. He has been Chief Investment Officer for Global Fixed Income and Portfolio Manager for INVESCO (NY) since October 1996. From July 1995 to October 1996, he was Senior Portfolio Manager for Global/International Fixed Income for INVESCO (NY) and was employed by Chancellor Capital Management Inc., a predecessor of INVESCO (NY). From 1993 to 1995, he was Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International.

  The Sub-advisor is a subsidiary of AMVESCAP PLC. As of December 31, 1998, the Sub-advisor had assets under management totaling approximately $925 million. INVESCO (NY) is also a subsidiary of AMVESCAP PLC. The U.S. offices of the Sub-advisor and INVESCO

(NY) are located at 1166 Avenue of the Americas, New York, New York 10036, and 50 California Street, 27th Floor, San Francisco, California 94111.

  On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-advisor, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-advisor, INVESCO (NY) and certain other affiliates. As a result of this transaction, the Sub-advisor and INVESCO (NY) each is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-advisor and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

  AIM, the Sub-advisor and INVESCO (NY) and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM, the Sub-advisor and INVESCO (NY) are each indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston, San Francisco and New York offices, AIM, the Sub-advisor and INVESCO (NY) draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Fund, the Sub-advisor employs a team approach, taking advantage of its investment resources around the world.

  The Administration Agreement provides that, subject to the direction of the Board of Directors of the Fund, AIM will perform certain administrative services for the Fund. AIM has delegated these administrative duties to INVESCO (NY) pursuant to the Sub-Administration Agreement. INVESCO (NY) will furnish corporate officers and clerical staff, provide office space, services and equipment, prepare or assist in the preparation of reports and proxy materials to stockholders and filings with the SEC and other regulatory bodies, and supervise the provision of custodial, accounting and other services by third party service providers. The Fund pays administration fees at the annualized rate of 0.25% of its average daily net assets.

  Unless earlier terminated as described below, the Portfolio's Investment Management and Administration Contract, the Portfolio's Sub-Advisory and Sub-Administration Agreement, the Portfolio's Sub-Sub-Advisory and Sub-Sub-Administration Agreement, the Fund's Administration Agreement, and the Fund's Sub-Administration Agreement will remain in effect for two years from the date of this Prospectus and from year to year thereafter if approved annually
(a) by the Board of Directors/Trustees of the Fund and the Portfolio or by a majority of the outstanding shares of the Fund and the Portfolio, and (b) by a majority of the Directors/Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

  INVESCO (NY) also serves as the Fund's and the Portfolio's pricing and accounting agent. Each of the Fund and the Portfolio pays a monthly fee to INVESCO (NY) for these services at the annualized rate, respectively, of 0.02% and 0.01% of their average daily net assets.

--------------------------------------------------------------------------------

DIRECTORS AND EXECUTIVE OFFICERS

  The Directors and executive officers of the Fund, their ages and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

    NAMES, POSITION(S) WITH                   PRINCIPAL OCCUPATIONS AND BUSINESS
     THE FUND AND ADDRESS                        EXPERIENCE FOR PAST 5 YEARS
    -----------------------                   ----------------------------------
Robert H. Graham*, 52            Director, President and Chief Executive Officer, A I M
Director, Chairman of the Board  Management Group Inc.; Director and President, A I M
and President                    Advisors, Inc.; Director and Senior Vice President, A I M
                                 Capital Management, Inc., A I M Distributors, Inc., A I M
                                 Fund Services, Inc. and Fund Management Company; and
                                 Director, AMVESCAP PLC.

C. Derek Anderson, 57            President, Plantagenet Capital Management, LLC (an
Director                         investment partnership); Chief Executive Officer,
220 Sansome Street               Plantagenet Holdings, Ltd. (an investment banking firm);
Suite 400                        Director, Anderson Capital Management, Inc. since 1988;
San Francisco, CA 94104          Director, PremiumWear, Inc. (formerly Munsingwear, Inc.)(a casual apparel company) and Director, "R" Homes, Inc. and
                                 various other companies; and Trustee, each of the other
                                 investment companies registered under the 1940 Act, that is sub-advised or sub-administered by the Sub-advisor.

---------------

* A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.

    NAMES, POSITION(S) WITH                   PRINCIPAL OCCUPATIONS AND BUSINESS
     THE FUND AND ADDRESS                        EXPERIENCE FOR PAST 5 YEARS
    -----------------------                   ----------------------------------
Frank S. Bayley, 59              Partner, law firm of Baker & McKenzie and Director and
Director                         Chairman of C.D. Stimson Company (a private investment
Two Embarcadero Center           company); and Trustee, each of the other investment
Suite 2400                       companies registered under the 1940 Act that is sub-advised
San Francisco, CA 94111          or sub-administered by the Sub-advisor.

Arthur C. Patterson, 55          Managing Partner, Accel Partners (a venture capital firm);
Director                         Director, Viasoft and PageMart, Inc. (both public software
428 University Avenue            companies) and several other privately held software
Palo Alto, CA 94301              communications companies; and Trustee, each of the other
                                 investment companies registered under the 1940 Act that is sub-advised or sub-administered by the Sub-advisor.

Ruth H. Quigley, 64              Private investor; President, Quigley Friedlander & Co., Inc.
Director                         (a financial advisory services firm) from 1984 to 1986; and
1055 California Street           Trustee, each of the other investment companies registered
San Francisco, CA 94108          under the 1940 Act that is sub-advised or sub-administered by the Sub-advisor.

Samuel D. Sirko, 39              Vice President, Assistant General Counsel and Assistant
Vice President and Secretary     Secretary, A I M Advisors, Inc.; and Assistant General
                                 Counsel and Assistant Secretary, A I M Management Group
                                 Inc., A I M Capital Management, Inc., A I M Distributors,
                                 Inc., A I M Fund Services, Inc. and Fund Management Company.

Melville B. Cox, 55              Vice President and Chief Compliance Officer, A I M Advisors,
Vice President                   Inc., A I M Capital Management, Inc., A I M Distributors,
                                 Inc., A I M Fund Services, Inc. and Fund Management Company.

Gary T. Crum, 51                 Director and President, A I M Capital Management, Inc.;
Vice President                   Director and Senior Vice President, A I M Management Group
                                 Inc. and A I M Advisors, Inc.; and Director, A I M
                                 Distributors, Inc. and AMVESCAP PLC.

Carol F. Relihan, 44             Director, Senior Vice President, General Counsel and
Vice President                   Secretary, A I M Advisors, Inc.; Senior Vice President,
                                 General Counsel and Secretary, A I M Management Group Inc.;
                                 Director, Vice President and General Counsel, Fund
                                 Management Company; General Counsel and Vice President,
                                 A I M Fund Services, Inc.; and Vice President, A I M Capital
                                 Management, Inc. and A I M Distributors, Inc.

Dana R. Sutton, 40               Vice President and Fund Controller, A I M Advisors, Inc.;
Vice President and Treasurer     and Assistant Vice President and Assistant Treasurer, Fund
                                 Management Company.

  The Board of Directors of the Fund has an Audit Committee, comprised of Miss Quigley, and Messrs. Anderson, Bayley and Patterson, which is responsible for reviewing and evaluating the audit function, including recommending firms to serve as independent auditors of the Fund. Each of the officers of the Fund is also an officer of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by INVESCO (NY). The Fund pays each Director who is not a director, officer or employee of AIM and/or the Sub-advisor or any affiliated company is paid an annual retainer component plus a per-meeting fee component and reimburses travel and other expenses incurred in connection with attending Board meetings. Other Directors and officers receive no compensation or expense reimbursement from the Fund. As of December 31, 1998, the Directors and officers and their families as a group owned less than 1% of the outstanding shares of the Fund. The Fund requires no employees since the Sub-advisor and other third-party service providers perform substantially all of the services necessary for the Fund's operations.

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

  Subject to policies established by the Portfolio's Board of Trustees, the Sub-advisor is responsible for the execution of the Portfolio's transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing transactions for the Portfolio, the Sub-advisor seeks the best net results for the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-advisor generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. The Portfolio has no obligation to deal with any broker or dealer or group of brokers in the execution of portfolio transactions.

  Consistent with the interests of the Portfolio, the Sub-advisor may select brokers to execute the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to the Sub-advisor for its use in managing the Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-advisor under the Sub-Advisory and Sub-Administration Contract (defined above). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-advisor to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits received by the Portfolio over the long term.

  Investment decisions for the Portfolio and for other investment accounts managed or sub-advised by the Sub-advisor are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Portfolio. In such cases, purchases or sales are allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolio is concerned, in other cases the Sub-advisor believes that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of AIM or the Sub-advisor. The Portfolio's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

  The Portfolio engages in trading when the Sub-advisor has concluded that the sale of a security owned by the Portfolio and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Portfolio's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

  The Portfolio's portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Sub-advisor deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever the Sub-advisor believes it is appropriate to do so, without regard to the length of time a particular security may have been held. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Portfolio's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Portfolio during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Portfolio will bear directly.

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund distributes substantially all of its net investment income, which consists generally of its share of the Portfolio's net investment income, reduced by interest on the Fund's borrowings and dividends or interest on its senior securities, if any. Dividends from the Fund's net investment income are declared daily and paid monthly to holders of Common Stock. Substantially all of the Fund's share of the Portfolio's net realized capital gains, if any, are distributed at least annually to Common Stockholders. Shares of Common Stock accrue dividends as long as they are outstanding (i.e., from the settlement date of a purchase order to the settlement date of a Tender Offer).

  Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any such capital stock unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation -- and a limitation on the Fund's ability to declare any cash dividends or other distributions on the Common Stock while any shares of preferred stock are outstanding -- could under certain circumstances impair its ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Effects of Leverage" and "Taxes."

  Dividends and other distributions to Common Stockholders may be automatically reinvested in shares of Common Stock pursuant to the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan." Dividends and other distributions will be taxable to stockholders whether they are so reinvested in shares of the Fund or received in cash. See "Taxes."

--------------------------------------------------------------------------------

TAXES

TAXATION OF THE FUND

  The Fund intends to continue to qualify for the special tax treatment afforded RICs under Subchapter M of the Code. To qualify for that treatment, the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

  The Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements described above to qualify as a RIC. In each taxable year that it so qualifies, the Fund (but not its stockholders) will not be subject to federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), that it distributes to its stockholders.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  See the next section for a discussion of the tax consequences to the Fund of certain transactions engaged in by the Portfolio.

TAXATION OF THE PORTFOLIO

  The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to state income or franchise tax.

  Because, as noted above, the Fund is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy those requirements.

  Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal in connection with a tender offer by the Portfolio or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

  Interest received by the Portfolio, and gains realized thereby may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Gains or losses (1) from the disposition of foreign currencies, (2) on the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as

"section 988" gains or losses, may increase or decrease the amount of investment company taxable income available to the Fund for distribution to its stockholders.

  The federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Portfolio to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. The Portfolio will limit its activity in this regard in order to enable the Fund to maintain its qualification as a RIC.

TAXATION OF THE STOCKHOLDERS

  Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Fund shares pursuant to the Plan, are taxable to its stockholders as ordinary income to the extent of its earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a holder's Common Stock and, after that basis is reduced to zero, will constitute capital gains to the stockholder, assuming the Common Stock is held as a capital asset.) Distributions, if any, from the Fund's net capital gain, when designated as such, are taxable to its stockholders as long-term capital gains, regardless of the length of time they have owned their Fund shares and whether received by them in cash or reinvested in Fund shares pursuant to the Plan. Under the IRS Restructuring and Reform Act of 1998, a noncorporate taxpayer's net capital gain are taxed at a minimum rate of 20% (10% for taxpayers in the 15% marginal tax bracket).

  Following the end of each calendar year, the Fund notifies its stockholders of the amounts of any dividends and capital gain distributions paid (or deemed paid) by the Fund during that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Distributions by the Fund generally will not be eligible for the dividends-received deduction allowed to corporations. Dividends and other distributions declared by the Fund in, and payable to stockholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to stockholders for the year in which that December 31 falls.

  The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of Common Stock pursuant to a Tender Offer, if any, payable to any individuals and certain other noncorporate stockholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding. When establishing an account, an investor must certify under penalty of perjury that the investor's TIN is correct and that the investor is not otherwise subject to backup withholding.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the reinvestment of distributions under the Plan or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Dividends paid by the Fund to a stockholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign stockholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign stockholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic stockholders will apply. Distributions of net capital gain generally are not subject to that withholding tax, except in the case of a foreign stockholder who is a nonresident alien individual physically present in the United States for more than 182 days during the taxable year and with respect to whom the distributions are "effectively connected." Foreign stockholders are urged to consult their own tax advisers concerning the applicability of this withholding tax.

TENDER OFFERS

  A holder of Common Stock who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such stockholder and any shares considered owned thereby under attribution rules contained in the Code will realize a taxable gain or loss depending upon such stockholder's basis for the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending on the stockholder's holding period for the shares; capital gain on shares held by a noncorporate stockholder for more than one year will be subject to federal income tax at the rates indicated above.

  Different tax consequences may apply to tendering and non-tendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such stockholder, and if the payment to such stockholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend, a return of capital, or capital gain depending on the Fund's earnings and profits and the stockholder's basis for the tendered shares. Also, there is a risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering.

                                   * * * * *

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its stockholders. For further information, reference should be made to the pertinent Code sections and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

  Pursuant to the Plan, each stockholder will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of Common Stock, newly issued by the Fund, unless A I M Fund Services, Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the stockholder in writing. Such dividends and other distributions will be reinvested in shares of Common Stock at the net asset value per share next determined on the payable date of such dividend or other distribution. Each stockholder may also elect to have all dividends and/or other distributions automatically reinvested in Class B shares of those mutual funds distributed by AIM Distributors (collectively, the "AIM Funds"). The prospectus of each AIM Fund describes its investment objectives and policies. Shareholders can obtain without charge, a prospectus by calling (800)347-4246 and should consider these objectives and policies before requesting this option.

  Automatic reinvestment in shares of a AIM Fund are made at net asset value without imposition of a sales charge. Reinvestments in a AIM Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Plan Agent by mail or telephone at least 15 business days prior to the payment date.

  Stockholders who do not participate in the Plan will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the stockholder by A I M Fund Services, Inc., as dividend-paying agent. Stockholders who do not wish to have dividends and other distributions automatically reinvested should notify the Plan Agent at P.O. Box 4739, Houston, TX 77210-4739. Dividends and other distributions with respect to shares of Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker-dealer or nominee or the stockholder elects to receive dividends and other distributions in cash. A stockholder whose shares of Common Stock are held by a broker-dealer or nominee that does not provide a dividend reinvestment service may be required to have his shares of Common Stock registered in his own name to participate in the Plan. Similarly, a stockholder may be unable to transfer his account to certain broker-dealers and continue to participate in the Plan. Investors who own shares of Common Stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

  The Plan Agent will maintain all participant accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by participants for personal and tax records. Shares of Common Stock in the account of each participant may be held by the Plan Agent in non-certificated form in the name of the Plan Agent or the Plan Agent's nominee, and each stockholder's proxy will include those shares of Common Stock purchased pursuant to the Plan. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent.

  In the case of a stockholder of record, such as a bank, broker-dealer or nominee, that holds shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who participate in the Plan.

  There will be no charge to participants for reinvesting dividends or other distributions. The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the Fund.

  All registered holders of shares of Common Stock (other than brokers and nominees) will be mailed information regarding the Plan, including a form with which they may elect to terminate participation in the Plan and receive further dividends and other distributions in cash. An election to terminate participation in the Plan must be made in writing to the Plan Agent and should include the stockholder's name and address as they appear on the share certificate. An election to terminate, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  The receipt of dividends and other distributions in shares of Common Stock under the Plan will not relieve participants of any income tax (including withholding taxes) that may be payable on such distributions. See "Taxes."

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or other distribution paid subsequent to notice of the termination sent to the participants in the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, P.O. Box 4739 Houston, TX 77210-4739.

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

  Investors may purchase shares of the Fund's Common Stock through the Automatic Investment Plan. Under this Plan, an amount specified by the stockholder of $50 or more (or $25 for Individual Retirement Accounts, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to A I M Fund Services, Inc. from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Fund in cash. Investors should contact their brokers or A I M Fund Services, Inc. for more information.

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  The Fund may make available to stockholders who tender shares of the Fund's Common Stock pursuant to a Tender Offer the privilege of exchanging Fund shares at net asset value for Class B shares of AIM Funds that are subject to a contingent deferred sales charge. Any such exchange must be effected in connection with a stockholder's tender of Fund shares in a Tender Offer. No Early Withdrawal Charge will be imposed on stockholders choosing to exchange their Fund shares for shares of any such AIM Fund; however, the exchanging stockholders will be subject to a contingent deferred sales charge on any such AIM Fund equivalent to the Early Withdrawal Charge on Common Stock of the Fund. Thus, shares of such AIM Fund may be subject to a contingent deferred sales charge upon a subsequent redemption from the AIM Fund. The purchase of shares of such AIM Fund will be deemed to have occurred at the time of the initial purchase of the Fund's Common Stock. Holders of Class B AIM Fund shares will not be permitted to exchange those shares for shares of the Fund's Common Stock.

  The prospectus for each AIM Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling (800) 347-4246 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Common Stock of the Fund that have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss. See "Taxes -- Tender Offers."

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share of Common Stock is determined Monday through Friday as of 15 minutes after the close of regular trading on the NYSE (generally, 4:00 p.m., New York time), on each day during which the NYSE is open. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of Common Stock, the Fund's uninvested assets plus its share of the value of the securities and any cash or other assets (including interest accumulated but not yet received) held by the Portfolio minus all liabilities (including accrued expenses) of the Fund and its share of all liabilities (including accrued expenses) of the Portfolio is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Sub-advisor, are accrued daily.

  The Sub-advisor values the Corporate Loans and Corporate Debt Securities in accordance with guidelines adopted and periodically reviewed by the Portfolio's Board of Trustees. Under the Portfolio's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor by calculating the mean of the last available bid and asked prices in the market. For Corporate Loans and Corporate Debt Securities for which an active secondary market does not exist to a reliable degree in the opinion of the Sub-advisor, such Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor at fair value, which is intended to approximate market value. In valuing a Corporate Loan or Corporate Debt Security at fair value, the Sub-advisor will consider, among other factors, (i) the creditworthiness of the Borrower and any Intermediate Participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, period until next prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The Sub-advisor believes that Intermediate Participants selling Corporate Loans or otherwise involved in a Corporate Loan transaction may tend, in valuing Corporate Loans for their own accounts, to be less sensitive to interest rate and credit quality changes and, accordingly, the Sub-advisor may not rely solely on such valuations in valuing the Corporate Loans for the Fund's account. In addition, because a secondary trading market in Corporate Loans and Corporate Debt Securities has not yet fully developed, in valuing Corporate Loans and Corporate Debt Securities, the Sub-advisor may not rely solely on but may consider prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Corporate Loans and Corporate Debt Securities. To the extent that an active secondary market in Corporate Loans and Corporate Debt Securities develops to a reliable degree, or exists in respect of other loans or instruments deemed to be similar to Corporate Loans and Corporate Debt Securities, the Sub-advisor may rely to an increasing extent on such market prices and quotations in valuing the Corporate Loans and Corporate Debt Securities held by the Portfolio.

  Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Portfolio, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees of the Portfolio.

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STOCK

  The Fund is authorized to issue 1 billion shares of capital stock, $.001 par value, all of which is classified as Common Stock. Although it has no current intention of doing so, the Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock and the description under "Description of Capital Stock -- Certain Anti-Takeover Provisions of the Articles of Incorporation" are subject to the provisions contained in the Fund's Articles of Incorporation and Bylaws.

COMMON STOCK

  Shares of the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of Common Stock are, and those offered hereby, when issued, will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

  Shares of the Common Stock will be held in book-entry form unless physical certificates are requested in writing by a Common Stockholder.

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

  The Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of the Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

          (ii) issuance of any securities of the Fund to any person or entity for cash;

          (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

  A similar vote also would be required for any amendment of the Articles of Incorporation to convert the Fund to an open-end investment company by making any class of the Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of the Fund, on file with the SEC, for the full text of these provisions.

  The provisions of the Articles of Incorporation described above and the Fund's right to make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over net asset value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interest of the Fund and its stockholders.

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

  From time to time the Fund may include its distribution rate and/or total return for various specified time periods in advertisements or information furnished to present or prospective stockholders.

  The distribution rate of the Fund refers to the income generated by an investment in the Fund over a stated period. The distribution rate is calculated by annualizing the Fund's distributions per share of Common Stock during such period and dividing the annualized distribution by the Fund's maximum offering price per share on the last day of such period.

  The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of the period.

  The calculation of distribution rate and total return does not reflect the imposition of any Early Withdrawal Charges or the amount of any stockholder's tax liability.

  Distribution rate and total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's distribution rate is expected to fluctuate, and its total return will vary depending on market conditions, the Corporate Loans, Corporate Debt Securities and other securities comprising the Portfolio's investments, the Fund's and the Portfolio's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

  On occasion, the Fund may compare its yield to (1) LIBOR, quoted daily in The Wall Street Journal, (2) the Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks,
(3) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (4) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(5) yield data published by Lipper Analytical Services, Inc., or (6) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.
                               OTHER INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION OF THE FUND

  The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the name "GT Global Floating Rate Fund, Inc." in the State of Maryland on December 4, 1996 and is authorized under Maryland law to do business as "AIM Floating Rate Fund." The Fund has registered under the 1940 Act. The Fund's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, and its telephone number is 1-800-347-4246.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND REGISTRAR

  State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, will serve as custodian of the Fund's assets held in the United States. A I M Fund Services, Inc. (the "Transfer Agent") will serve as the Fund's transfer and dividend disbursing agent and registrar.

LEGAL MATTERS

  Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C.

INDEPENDENT ACCOUNTANTS

  The Fund's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

FURTHER INFORMATION

  Further information concerning the Common Stock and the Fund may be found in the Registration Statement, on file with the SEC.

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                     DESCRIPTION OF DEBT SECURITIES RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.
A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc., ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

  AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment. C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of AIM Floating Rate Fund (formerly GT Global Floating Rate Fund, Inc.):

  In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Floating Rate Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                           PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 19, 1999

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                        MOODY'S
                                                        RATING       PRINCIPAL       VALUE       % OF NET
SENIOR SECURED FLOATING RATE INTERESTS(A)(B)          (UNAUDITED)     AMOUNT        (NOTE 1)      ASSETS
--------------------------------------------          -----------   -----------   ------------   --------
LEISURE & TOURISM (13.0%)
Patriot American Hospitality, Inc.:.................  NR                                             2.9
  Term loan B due 3/31/03...........................                $ 5,620,313   $  5,402,526
  Term loan due 3/31/00.............................                  1,488,971      1,455,469
  Term loan due 3/31/99.............................                  1,323,529      1,293,750
Starwood Hotels & Resorts Worldwide, Inc.:..........  NR                                             1.7
  Term loan due 2/23/03.............................                  5,000,000      4,937,500
Extended Stay America, Inc.:........................  NR                                             1.7
  Term loan B due 12/31/03..........................                  5,000,000      4,900,000
Interval International Corp.:.......................  NR                                             1.4
  Term loan B due 12/16/05..........................                  2,103,750      2,097,176
  Term loan C due 12/15/06..........................                  2,103,750      2,097,176
The Resort at Summerlin, Inc.:......................  NR                                             1.4
  Term loan A due 3/31/04...........................                  4,000,000      3,970,000
  KSL Recreation Group, Inc.:.......................  B2                                             1.3
  Revolving Credit due 4/30/03......................                  4,011,429      2,516,362
  Term loan A due 4/30/05...........................                    707,143        699,336
  Term loan B due 4/30/06...........................                    707,143        699,336
ASC-West, Inc.:.....................................  B1                                             1.2
  Term loan due 5/31/06.............................                  3,571,429      3,571,429
Aladdin Gaming, LLC.:...............................  B2                                             0.9
  Term loan C due 2/26/08...........................                  2,222,223      2,194,444
  Term loan B due 8/26/06...........................                    277,778        274,305
ASC East, Inc.:.....................................  B1                                             0.5
  Term loan due 5/31/06.............................                  1,428,570      1,428,570
                                                                                  ------------
                                                                                    37,537,379
                                                                                  ------------
BROADCASTING & PUBLISHING (7.9%)
Capstar Broadcasting Corp.:.........................  B3                                             3.4
  Term loan B due 5/31/05...........................                  9,950,000      9,894,031
White Knight Broadcasting, Inc.:....................  NR                                             1.8
  Term loan B due 9/30/05...........................                  5,329,268      5,315,945
21st Century Newspapers, Inc.:......................  Ba3                                            1.7
  Term loan due 9/15/05.............................                  4,962,500      4,894,266
Comcorp Broadcasting, Inc.:.........................  NR                                             1.0
  Term loan B due 9/30/05...........................                  2,926,829      2,897,561
                                                                                  ------------
                                                                                    23,001,803
                                                                                  ------------
CHEMICALS (7.7%)
Lyondell Petrochemical Co.:.........................  Ba2                                            3.6
  Term loan B due 6/30/05...........................                 10,479,000     10,217,025
Huntsman Specialty Chemicals Corp.:.................  Ba2                                            1.6
  Term loan due 3/15/07.............................                  2,727,273      2,707,636
  Term loan C due 3/15/05...........................                  2,152,144      2,136,003
Sterling Pulp Chemicals (SASK) Ltd.:................  NR                                             1.3
  Term loan B due 6/30/05...........................                  3,640,598      3,604,192
Huntsman Corp.:.....................................  Ba2                                            1.2
  Term loan B due 6/30/04...........................                  3,442,437      3,412,316
                                                                                  ------------
                                                                                    22,077,172
                                                                                  ------------

                                                        MOODY'S
                                                        RATING       PRINCIPAL       VALUE       % OF NET
SENIOR SECURED FLOATING RATE INTERESTS(A)(B)          (UNAUDITED)     AMOUNT        (NOTE 1)      ASSETS
--------------------------------------------          -----------   -----------   ------------   --------
HOUSEHOLD PRODUCTS (5.5%)
20th Century Plastics, Inc.:........................  NR                                             2.6
  Term loan B due 9/30/05...........................                $ 3,988,889   $  3,958,972
  Term loan C due 9/30/06...........................                  3,491,250      3,465,066
Century Maintenance Supply, Inc.:...................  NR                                             1.7
  Term loan B due 7/8/05............................                  4,975,000      4,912,813
Paint Sundry Brands Corp.:..........................  NR                                             1.2
  Term loan B due 8/11/05...........................                  1,795,500      1,764,079
  Term loan C due 8/11/06...........................                  1,661,667      1,632,588
                                                                                  ------------
                                                                                    15,733,518
                                                                                  ------------
BUSINESS & PUBLIC SERVICES (5.2%)
Bridge Information Systems, Inc.:...................  B1                                             1.7
  Term loan due 5/29/05.............................                  5,000,000      4,940,000
Genicom Corp.:......................................  NR                                             1.6
  Term loan B due 9/5/04............................                  4,843,750      4,698,438
Safety-Kleen Services Inc.:.........................  Ba3                                            1.0
  Term loan B due 4/3/04............................                  1,356,818      1,356,818
  Term loan C due 4/3/05............................                  1,356,818      1,356,818
Decision One Corp.:.................................  B1                                             0.9
  Term loan B due 8/6/05............................                  2,962,500      2,562,562
                                                                                  ------------
                                                                                    14,914,636
                                                                                  ------------
HEALTH CARE SERVICES (4.7%)
Mariner Post-Acute Network, Inc.:...................  Ba3                                            1.8
  Term loan B due 3/31/05...........................                  2,495,000      2,457,575
  Term loan C due 3/31/06...........................                  2,495,000      2,457,575
MedPartners, Inc.:..................................  B1                                             1.6
  Term loan B due 6/9/01............................                  4,636,661      4,485,969
Genesis Health Ventures, Inc.:......................  Ba3                                            0.8
  Term loan B due 9/30/04...........................                  1,203,598      1,182,535
  Term loan C due 6/30/05...........................                  1,200,806      1,179,791
The Multicare Companies, Inc.:......................  B1                                             0.5
  Term loan B due 9/30/04...........................                  1,234,375      1,208,145
  Term loan C due 6/1/05............................                    410,417        401,695
                                                                                  ------------
                                                                                    13,373,285
                                                                                  ------------
AUTO PARTS (4.3%)
American Axle & Manufacturing of Michigan, Inc.:....  Ba3                                            1.7
  Term loan due 4/30/06.............................                  5,000,000      4,962,500
Federal-Mogul Corp.:................................  Ba2                                            1.6
  Term loan B due 12/31/05..........................                  4,500,000      4,454,999
Joan Fabrics Corp.:.................................  B1                                             1.0
  Term loan B due 6/30/05...........................                  1,907,401      1,893,096
  Term loan C due 6/30/06...........................                    990,514        983,085
                                                                                  ------------
                                                                                    12,293,680
                                                                                  ------------
CONSUMER SERVICES (3.9%)
Coinmach Laundry Corp.:.............................  Ba2                                            2.4
  Term loan B due 6/30/05...........................                  6,932,538      6,897,875
Rent-A-Center, Inc.:................................  Ba3                                            1.5
  Term loan C due 2/5/07............................                  2,408,924      2,366,767
  Term loan B due 2/5/06............................                  1,970,938      1,936,446
                                                                                  ------------
                                                                                    11,201,088
                                                                                  ------------

                                                        MOODY'S
                                                        RATING       PRINCIPAL       VALUE       % OF NET
SENIOR SECURED FLOATING RATE INTERESTS(A)(B)          (UNAUDITED)     AMOUNT        (NOTE 1)      ASSETS
--------------------------------------------          -----------   -----------   ------------   --------
CABLE TELEVISION (3.4%)
Charter Communications Entertainment, L.P.:.........  Ba3                                            1.7
  Term loan due 9/30/07.............................                $ 5,000,000   $  4,987,500
Charter Communications Southeast, L.P.:.............  Ba3                                            1.7
  Term loan C due 1/1/08............................                  5,000,000      4,953,125
                                                                                  ------------
                                                                                     9,940,625
                                                                                  ------------
WIRELESS COMMUNICATIONS (3.4%)
Western PCS Holding Corp.:..........................  B1                                             1.7
  Term loan B due 6/26/07...........................                  5,000,000      4,968,750
Commnet Cellular, Inc.:.............................  B1                                             1.7
  Term loan D due 9/30/07...........................                  3,252,033      3,228,992
  Term loan C due 3/31/07...........................                  1,161,440      1,153,211
  Term loan B due 9/30/06...........................                    586,527        582,251
                                                                                  ------------
                                                                                     9,933,204
                                                                                  ------------
APPLIANCES & HOUSEHOLD (3.4%)
Simmons Co., Inc.:..................................  Ba3                                            1.7
  Term loan C due 10/29/06..........................                  3,562,500      3,544,688
  Term loan B due 10/29/05..........................                  1,424,489      1,417,367
The Imperial Home Decor Group:......................  B1                                             1.7
  Term loan B due 3/13/05...........................                  3,300,000      3,262,875
  Term loan C due 3/13/06...........................                  1,700,000      1,680,875
                                                                                  ------------
                                                                                     9,905,805
                                                                                  ------------
TRANSPORTATION -- SHIPPING (2.6%)
American Commercial Lines:                                Ba2                                        1.7
  Term loan C due 6/30/07...........................                  2,877,301      2,861,122
  Term loan B due 6/30/06...........................                  2,111,273      2,099,401
Atlas Freighter Leasing, Inc.:......................  Ba3                                            0.9
  Term loan due 5/29/04.............................                  2,734,865      2,706,380
                                                                                  ------------
                                                                                     7,666,903
                                                                                  ------------
PLASTICS & RUBBER (2.6%)
Intesys Technologies, Inc.:.........................  NR                                             2.6
  Term loan due 6/30/06.............................                  7,485,000      7,410,150
                                                                                  ------------
GAS PRODUCTION & DISTRIBUTION (2.4%)
Ferrellgas, L.P.:...................................  NR                                             2.4
  Term loan C due 6/17/06...........................                  7,000,000      7,000,000
                                                                                  ------------
MACHINERY & ENGINEERING (2.4%)
Formax, Inc.:.......................................  NR                                             2.4
  Term loan B due 9/30/05...........................                  6,965,000      6,930,175
                                                                                  ------------
PHARMACEUTICALS (2.4%)
Leiner Health Products Group:.......................  Ba3                                            1.5
  Term loan C due 12/30/05..........................                  4,451,207      4,417,822
Endo Pharmaceuticals, Inc.:.........................  B1                                             0.9
  Term loan B due 6/30/04...........................                  2,452,381      2,427,857
                                                                                  ------------
                                                                                     6,845,679
                                                                                  ------------
PAPER/PACKAGING (2.3%)
Graham Packaging Co.:...............................  B1                                             1.3
  Term loan D due 1/31/07...........................                  1,446,429      1,439,196
  Term loan B due 1/31/06...........................                  1,353,516      1,343,364
  Term loan C due 1/31/07...........................                  1,121,484      1,115,877

                                                        MOODY'S
                                                        RATING       PRINCIPAL       VALUE       % OF NET
SENIOR SECURED FLOATING RATE INTERESTS(A)(B)          (UNAUDITED)     AMOUNT        (NOTE 1)      ASSETS
--------------------------------------------          -----------   -----------   ------------   --------
PAPER/PACKAGING -- (CONTINUED)
Stone Container Corp.:..............................  Ba3                                            1.0
  Term loan E due 10/1/03...........................                $ 2,895,738   $  2,877,640
                                                                                  ------------
                                                                                     6,776,077
                                                                                  ------------
RESTAURANTS (1.7%)
AFC Enterprises, Inc.:..............................  Ba3                                            1.7
  Term loan B due 6/30/04...........................                  4,987,500      4,975,031
                                                                                  ------------
RETAILERS -- FOOD (1.7%)
Star Markets, Inc.:.................................  Ba3                                            1.7
  Term Loan C due 12/31/02..........................                  4,954,088      4,941,703
                                                                                  ------------
Mistic/Snapple Brands, Inc.:........................  NR                                             1.6
  Term loan B due 6/1/04............................                  2,439,492      2,421,196
  Term loan C due 6/1/05............................                  2,439,492      2,421,196
                                                                                  ------------
                                                                                     4,842,392
                                                                                  ------------
OFFICE EQUIPMENT (1.6%)
Dictaphone Corp.:...................................  B2                                             1.6
  Term loan C due 12/31/02..........................                  2,475,000      2,351,250
  Term loan B due 6/30/02...........................                  2,436,828      2,290,618
                                                                                  ------------
                                                                                     4,641,868
                                                                                  ------------
COAL (1.6%)
P & L Coal Holdings Corp.:..........................  NR                                             1.0
  Term loan B due 6/9/06............................                  2,769,231      2,751,924
Centennial Resources, Inc.:(c)......................  NR                                             0.6
  Term loan B due 3/31/04...........................                  1,966,666        983,334
  Term loan A due 3/31/02...........................                    850,000        425,000
  Revolving Credit due 6/30/99......................                    355,789        176,704
                                                                                  ------------
                                                                                     4,336,962
                                                                                  ------------
OTHER CONSUMER GOODS (1.5%)
The Boyds Collection, Ltd.:.........................  Ba3                                            1.5
  Term loan B due 4/21/06...........................                  4,216,667      4,169,229
                                                                                  ------------
INDUSTRIAL COMPONENTS (1.4%)
Thermadyne MFG. L.L.C.:.............................  B1                                             1.4
  Term loan B due 5/22/05...........................                  1,990,000      1,976,319
  Term loan C due 5/22/06...........................                  1,990,000      1,976,319
                                                                                  ------------
                                                                                     3,952,638
                                                                                  ------------
BUILDING MATERIALS & COMPONENTS (1.3%)
Atrium Cos., Inc.:..................................  B1                                             1.3
  Term Loan C due 6/30/06...........................                  1,963,333      1,951,554
  Term Loan B due 6/30/05...........................                  1,716,481      1,706,182
                                                                                  ------------
                                                                                     3,657,736
                                                                                  ------------
MEDICAL TECHNOLOGY & SUPPLIES (0.9%)
Sterling Diagnostic Imaging, Inc.:..................  NR                                             0.9
  Term loan due 6/30/05.............................                  2,497,596      2,472,620
                                                                                  ------------    ------
TOTAL SENIOR SECURED FLOATING RATE INTERESTS (cost
  $265,043,827).....................................                               260,531,358      90.4
                                                                                  ------------    ------

                                                                                     VALUE       % OF NET
REPURCHASE AGREEMENT                                                                (NOTE 1)      ASSETS
--------------------                                                              ------------   --------
Dated December 31, 1998, with State Street Bank &
  Trust Co., due January 4, 1999, for an effective
  yield of 4.50%, collateralized by $325,000 U.S.
  Treasury Notes, 4.00% due 10/31/00 and $22,395,000
  U.S. Treasury Notes, 6.875% due 5/15/06 (market
  value of collateral is $25,825,681 including
  accrued interest). (cost $25,314,000).............                              $ 25,314,000       8.8
                                                                                  ------------    ------
TOTAL INVESTMENTS (cost $290,357,827)*..............                               285,845,358      99.2
Other Assets and Liabilities........................                                 2,228,208       0.8
                                                                                  ------------    ------
NET ASSETS..........................................                              $288,073,566     100.0
                                                                                  ============    ======

---------------

(a)Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.

(b)Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)Non-income producing security: Centennial Resources, Inc. filed for bankruptcy under Chapter 11 on October 13, 1998.

 * For Federal income tax purposes, cost is $290,357,827 and appreciation (depreciation) is as follows:

Unrealized appreciation:.....................  $     4,815
Unrealized depreciation:.....................   (4,517,284)
                                               -----------
Net unrealized depreciation:.................  $(4,512,469)
                                               ===========

Abbreviation:

NR -- Not rated

The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value (cost $290,357,827) (Note 1).........  $285,845,358
  U.S. currency.............................................           756
  Interest receivable.......................................     2,294,966
  Receivable for Fund shares sold...........................     1,469,019
  Unamortized organizational costs (Note 1).................       141,376
  Receivable for securities sold............................        30,148
  Miscellaneous receivable..................................         3,798
                                                              ------------
          Total assets......................................   289,785,421
                                                              ------------
Liabilities:
  Payable for distribution..................................       785,474
  Deferred facility fees (Note 1)...........................       582,302
  Payable for investment management and administration fees
     (Note 2)...............................................       241,073
  Payable for professional fees.............................        39,949
  Payable for printing and postage expenses.................        14,218
  Payable for transfer agent fees (Note 2)..................         9,928
  Payable for securities purchased..........................         8,989
  Payable for fund accounting fees (Note 2).................         7,258
  Payable for registration and filing fees..................         3,139
  Payable for Trustees' fees and expenses...................         2,141
  Payable for custodian fees................................         1,886
  Other accrued expenses....................................        15,398
                                                              ------------
          Total liabilities.................................     1,711,755
                                                              ------------
  Minority interest (Note 1)................................           100
                                                              ------------
Net assets..................................................  $288,073,566
                                                              ============
Net asset value and offering price per share ($288,073,566 /
  29,274,261 shares outstanding)............................  $       9.84
                                                              ============
Net assets consist of:
  Paid in capital (Note 4)..................................  $292,414,237
  Undistributed net investment income.......................       161,289
  Accumulated net realized gain on investments..............        10,509
  Net unrealized depreciation of investments................    (4,512,469)
                                                              ------------
          Total -- representing net assets applicable to
          shares of common stock outstanding................  $288,073,566
                                                              ============

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

Investment income:
  Interest income...........................................  $18,745,091
  Facility fees earned......................................      311,167
  Interest expense (Note 1).................................      (11,594)
                                                              -----------
          Total investment income...........................   19,044,664
                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....    2,715,134
  Printing and postage expenses.............................      257,766
  Professional fees.........................................      230,750
  Transfer agent fees (Note 2)..............................      184,250
  Registration and filing fees..............................       93,150
  Fund accounting fees (Note 2).............................       68,019
  Amortization of organization costs (Note 1)...............       42,468
  Trustees' fees and expenses (Note 2)......................       30,540
  Custodian fees............................................        3,970
  Other expenses............................................       79,382
                                                              -----------
          Total expenses before reductions..................    3,705,429
  Expenses reimbursed by A I M Advisors, Inc. (Note 2)......     (299,381)
                                                              -----------
          Total net expenses................................    3,406,048
                                                              -----------
Net investment income.......................................   15,638,616
                                                              -----------
Net realized and unrealized gain (loss) on investments:
  (Note 1)
  Net realized gain on investments..........................       10,508
  Net unrealized depreciation on investments................   (4,634,050)
                                                              -----------
Net realized and unrealized gain (loss) on investments......   (4,623,542)
                                                              -----------
Net increase in net assets resulting from operations........  $11,015,074
                                                              ===========

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               MAY 1, 1997
                                                                             (COMMENCEMENT OF
                                                               YEAR ENDED     OPERATIONS) TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  1998             1997
                                                              ------------   ----------------
Increase (decrease) in net assets
Operations:
  Net investment income.....................................   $15,638,616     $  5,351,450
  Net realized gain on investments..........................        10,508          150,555
  Net change in unrealized appreciation (depreciation) of
     investments............................................    (4,634,050)         121,581
                                                              ------------     ------------
          Net increase in net assets resulting from
            operations......................................    11,015,074        5,623,586
                                                              ------------     ------------
Distributions to shareholders: (Note 1)
  From net investment income................................   (15,477,327)      (5,351,450)
  From net realized gain on investments.....................      (150,555)              --
                                                              ------------     ------------
          Total distributions...............................   (15,627,882)      (5,351,450)
                                                              ------------     ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........   170,075,753      168,538,536
  Decrease from capital shares repurchased..................   (39,086,520)      (7,213,531)
                                                              ------------     ------------
          Net increase from capital share transactions......   130,989,233      161,325,005
                                                              ------------     ------------
Total increase in net assets................................   126,376,425      161,597,141
Net assets:
  Beginning of year.........................................   161,697,141          100,000
                                                              ------------     ------------
  End of year*..............................................  $288,073,566     $161,697,141
                                                              ============     ============
  * Includes undistributed net investment income............  $    161,289     $         --
                                                              ============     ============

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

Cash Provided by Operating Activities:
  Net increase in net assets resulting from operations......  $    11,015,074
     Increase in receivables................................         (952,065)
     Increase in payables...................................          156,855
     Net realized and unrealized gain on investments........        4,623,542
     Increase in deferred facility fees.....................          393,307
     Decrease in unamortized organization costs.............           42,468
                                                              ---------------
          Net cash provided by operating activities.........       15,279,181
                                                              ---------------
Cash Used for Investing Activities:
  Proceeds from principal payments and sales of senior
     floating rate interests................................      155,074,585
  Purchases of senior secured floating rate interests.......     (263,037,556)
  Purchases of short-term investments.......................   (4,074,810,000)
  Proceeds from sales and maturities of short-term
     investments............................................    4,051,099,000
                                                              ---------------
          Net cash used in investing activities.............     (131,673,971)
                                                              ---------------
Cash Provided by Financing Activities:
  Proceeds from capital shares sold and reinvested..........      163,500,280
  Disbursements from capital shares repurchased.............      (39,086,520)
  Dividends paid to shareholders............................       (8,018,356)
  Proceeds from bank line of credit.........................       38,416,000
  Repayment of proceeds from bank line of credit............      (38,416,000)
                                                              ---------------
          Net cash provided by financing activities.........      116,395,404
                                                              ---------------
  Net increase in cash......................................              614
  Cash at Beginning of Period...............................              142
                                                              ---------------
  Cash at End of Period.....................................  $           756
                                                              ===============
Non-Cash Financing Activities:
  Value of capital shares issued in reinvestment of
     dividends paid to shareholders.........................  $     7,380,819
                                                              ===============

The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

  Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                               MAY 1, 1997
                                                                             (COMMENCEMENT OF
                                                               YEAR ENDED     OPERATIONS) TO
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  1998             1997
                                                              ------------   ----------------
Per Share Operating Performance:
  Net asset value, beginning of period......................    $  10.02         $  10.00
                                                                --------         --------
Income from investment operations:
  Net investment income.....................................        0.68             0.46
  Net realized and unrealized gain (loss) on investments....       (0.18)            0.02
                                                                --------         --------
          Net increase from investment operations...........        0.50             0.48
                                                                --------         --------
Distributions to shareholders:
  From net investment income................................       (0.67)           (0.46)
  From net realized gain on investments.....................       (0.01)              --
                                                                --------         --------
          Total distributions...............................       (0.68)           (0.46)
                                                                --------         --------
Net asset value, end of period..............................    $   9.84         $  10.02
                                                                ========         ========
Total investment return(c)..................................        5.25%            5.04%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)........................    $288,074         $161,697
Ratio of net investment income to average net assets:
  With expense reimbursement (Note 2).......................        6.88%            7.26%(a)
  Without expense reimbursement.............................        6.75%            6.24%(a)
Ratio of expenses to average net assets:
  With expense reimbursement (Note 2).......................        1.50%            1.50%(a)
  Without expense reimbursement.............................        1.63%            2.52%(a)
Ratio of interest expense to average net assets.............        0.01%            0.15%(a)
Portfolio turnover rate.....................................          75%             118%(a)

---------------

(a) Annualized
(b) Not annualized
(c) Total investment return does not include sales charges.

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  GT Global Floating Rate Fund, Inc., d/b/a AIM Floating Rate Fund (the "Fund"), is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company.

  The Fund invests all of its investable assets in the Floating Rate Portfolio ("Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a non-diversified, closed-end management investment company.

  The Portfolio has investment objectives, policies, and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. Through December 31, 1998, all of the beneficial interest in the Portfolio was owned either by the Fund or INVESCO (NY), Inc., the Portfolio's investment sub-sub-advisor which has a nominal ($100) investment in the Portfolio.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION

  The Portfolio invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-Adviser"), formerly, Chancellor LGT Senior Secured Management, Inc.

  When possible, A I M Advisors, Inc. (the "Manager") or the Sub-Adviser will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-Adviser, subject to guidelines reviewed by the Portfolio's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at Fair Value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-Adviser considers, among other factors, (i) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants, (ii) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security, (iii) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity.

(B) REPURCHASE AGREEMENTS

  With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity. Repurchase agreements are valued at cost plus accrued interest.

(C) INTERMEDIATE PARTICIPANTS

  The Portfolio invests primarily in Corporate Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Portfolio in a Corporate Loan may take the form of participation interests or assignments. If the Portfolio purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Portfolio would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the Corporate Loans. As such, the Portfolio is subject to the credit risk of the Borrower and a Participant. Lenders and Participants interposed between the Portfolio and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants."

(D) INVESTMENT TRANSACTIONS

  Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a first-in, first-out basis, unless otherwise specified. The Portfolio may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(E) TAXES

  It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains.

(F) DISTRIBUTIONS TO SHAREHOLDERS

  Distributions to shareholders from net investment income are declared daily and paid or reinvested monthly. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(G) DEFERRED ORGANIZATIONAL EXPENSES

  Expenses incurred by the Fund or Portfolio in connection with its organization aggregated $212,350. These expenses are being amortized on a straightline basis over a five-year period.

(H) RESTRICTED SECURITIES

  The Portfolio may invest all or substantially all of its assets in Corporate Loans, Corporate Debt Securities or other securities that are rated below investment grade by a nationally recognized statistical rating organization, or in comparable unrated securities. The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(I) SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

  The Portfolio may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Portfolio on such interests or securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

(J) INVESTMENT INCOME

  Investment income is recorded on an accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. Facility fees received are recognized as income over the expected life of the loan. Market discounts are accreted over the stated life of each applicable security.

(K) LINE OF CREDIT

  The Fund, along with certain other funds advised and/or administered by A I M Advisors, Inc. ("AIM" or the "Manager"), has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund had no outstanding loan balance.

  For the year ended December 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,799,958 with a weighted average interest rate of 6.21%. Interest expense for the year ended was $11,594.

2. RELATED PARTIES

  A I M Advisors, Inc. (the "Manager") is the investment manager and administrator for the Fund and Portfolio, INVESCO Senior Secured Management, Inc. (formerly, Chancellor LGT Senior Secured Management, Inc.) is the Portfolio's investment sub-adviser ("Sub-Adviser"), and INVESCO (NY), Inc. (formerly Chancellor LGT Asset Management, Inc.) is the Portfolio's sub-sub-adviser. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") and Chancellor LGT Senior Secured Management, Inc. ("Senior Secured"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT, Senior Secured and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., Senior Secured was renamed INVESCO Senior Secured Management, Inc., and each of them is now an indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor as of the close of business on May 29, 1998. Finally, as of the close of business on September 4, 1998, A I M Fund Services, Inc. ("AFS"), an affiliate of the Manager and AIM Distributors, replaced GT Global Investor Services, Inc. ("GT Services") as the transfer agent of the Fund.

  The Fund pays the Manager administration fees at the annualized rate of 0.25% of such Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.95% of the Portfolio's average daily net assets.

  AIM Distributors serves as the Fund's distributor. For the year ended May 29, 1998, GT Global, Inc. ("GT Global") served as the Fund's distributor.

  Certain redemptions of common shares made within four years of purchase are subject to an early withdrawal charge, in accordance with the fund's current prospectus. For the period ended December 31, 1998, AIM Distributors and GT Global collected early withdrawal charges in the amount of $475,585 and $77,982, respectively for the Fund.

  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.50% of the average daily net assets of the Fund.

  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS an annualized fee of $24.85 per shareholder accounts that are open during any monthly period (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any monthly period. Both fees shall be billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.

  For the period January 1, 1998 to September 4, 1998, GT Services, an affiliate of the Manager and AIM Distributors, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES

  For the year ended December 31, 1998, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $263,046,545 and $154,949,346, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the year ended December 31, 1998.

4. CAPITAL SHARES

  At December 31, 1998, the Fund is authorized to issue 1 billion shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

                           CAPITAL SHARE TRANSACTIONS

                                                                                       MAY 1, 1997
                                                                                    (COMMENCEMENT OF
                                                           YEAR ENDED                OPERATIONS) TO
                                                        DECEMBER 31, 1998           DECEMBER 31, 1997
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                    ----------   ------------   ----------   ------------
Shares sold.......................................  16,339,303   $162,694,934   16,621,817   $166,317,980
Shares issued in connection with reinvestment of
  distributions...................................     741,971      7,380,819      221,712      2,220,556
                                                    ----------   ------------   ----------   ------------
                                                    17,081,274    170,075,753   16,843,529    168,538,536
Shares repurchased................................  (3,940,550)   (39,086,520)    (719,992)    (7,213,531)
                                                    ----------   ------------   ----------   ------------
Net increase......................................  13,140,724   $130,989,233   16,123,537   $161,325,005
                                                    ==========   ============   ==========   ============

5. UNFUNDED LOAN COMMITMENTS

  As of December 31, 1998, the Fund had unfunded loan commitments of $1,634,762, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                                              UNFUNDED
BORROWER                                                     COMMITMENTS
--------                                                     -----------
Centennial Resources, Inc..................................  $  176,395
KLS Recreation Group, Inc..................................   1,458,367

6. TENDER OFFER

  The Fund's Board of Directors considers each quarter the making of Tender Offers which are offers to repurchase all or a portion of its shares of Common Stock from stockholders at a price per share equal to the net asset value per share of the Fund's Common Stock determined at the close of business on the day an offer terminates. Shares of Common Stock held less than four years and which are repurchased by the Fund pursuant to Tender Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the Common Stock being tendered.

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Manager
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Sub-Advisor
INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Sub-Sub-Advisor
INVESCO (NY), Inc.
50 California Street, 27th Floor
San Francisco, CA 94111

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

For more complete information about funds in The AIM Family of Funds--Registered Trademark--, including charges and expenses, please call your financial consultant and request a free prospectus. Please read the prospectus carefully before you invest or send money.

FLR-PRO-1